EXHIBIT 3.1
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                              BAYTEX ENERGY TRUST





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                          SECOND AMENDED AND RESTATED
                                TRUST INDENTURE




                             DATED DECEMBER 1, 2007


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                         BURNET, DUCKWORTH & PALMER LLP



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                               TABLE OF CONTENTS

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ARTICLE 1 INTERPRETATION.......................................................1
   1.1      Definitions........................................................1
   1.2      Meaning of "Outstanding"...........................................6
   1.3      Income Tax Act.....................................................6
   1.4      Headings...........................................................7
   1.5      Construction of Terms..............................................7
   1.6      References to Acts Performed by the Trust..........................7

ARTICLE 2 DECLARATION OF TRUST.................................................7
   2.1      Settlement of Trust................................................7
   2.2      Declaration of Trust...............................................7
   2.3      Name...............................................................7
   2.4      Nature of the Trust................................................7
   2.5      Legal Entitlements and Restrictions of Unitholders.................8
   2.6      Liability of Unitholders...........................................8
   2.7      Contracts of the Trust.............................................8
   2.8      Head Office of Trust...............................................9

ARTICLE 3 ISSUE AND SALE OF TRUST UNITS........................................9
   3.1      Nature and Ranking of Trust Units..................................9
   3.2      Authorized Number of Trust Units...................................9
   3.3      No Fractional Trust Units..........................................9
   3.4      Re-purchase of Initial Trust Units by Trust........................9
   3.5      Offerings of Trust Units and Indebtedness..........................9
   3.6      Ranking of Trust Units............................................10
   3.7      Trust Units Fully Paid and Non-assessable.........................10
   3.8      No Conversion, Retraction, Redemption or Pre-emptive Rights.......10
   3.9      Consolidation of Trust Units......................................10
   3.10     Non-resident Ownership Constraint.................................10
   3.11     Special Voting Units..............................................11

ARTICLE 4 INVESTMENTS OF TRUST FUND...........................................11
   4.1      Purpose of the Trust..............................................11
   4.2      Permitted Investments.............................................12
   4.3      Other Investment Restrictions.....................................12

ARTICLE 5 DISTRIBUTIONS.......................................................12
   5.1      Determination of Distributable Cash of the Trust..................12
   5.2      Distributable Cash of the Trust to Become Payable.................13
   5.3      Computation of Income and Net Realized Capital Gains..............13
   5.4      Net Realized Capital Gains to Become Payable......................13
   5.5      Net Income and Net Realized Capital Gains for Income Tax
               Purposes to Become Payable........... .........................14
   5.6      Other Amounts.....................................................14
   5.7      Enforcement.......................................................14
   5.8      Payment of Amounts Payable........................................15
   5.9      Distribution of Additional Trust Units............................15
   5.10     Withholding Taxes.................................................15

ARTICLE 6 APPOINTMENT, RESIGNATION AND REMOVAL OF TRUSTEE.....................15
   6.1      Trustee's Term of Office..........................................15
   6.2      Resignation of Trustee............................................15
   6.3      Removal of Trustee................................................16
   6.4      Appointment of Successor to Trustee...............................16
   6.5      Failure to Appoint Successor......................................16
   6.6      Qualifications of Trustee.........................................16

                                      -i-
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                               TABLE OF CONTENTS
                                  (continued)
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ARTICLE 7 CONCERNING THE TRUSTEE..............................................17
   7.1      Powers of the Trustee and the Corporation.........................17
   7.2      Specific Powers and Authorities...................................17
   7.3      Restrictions On the Trustee's Powers..............................20
   7.4      Banking...........................................................21
   7.5      Standard of Care..................................................21
   7.6      Fees and Expenses.................................................21
   7.7      Limitations On Liability of Trustee...............................22
   7.8      Indemnification of Trustee........................................22
   7.9      Environmental Indemnity...........................................22
   7.10     Apparent Authority................................................23
   7.11     Notice to Unitholders of Non-eligibility for Deferred
               Income Plans............................ ......................23
   7.12     Declaration as to Beneficial Ownership............................24
   7.13     Conditions Precedent to Trustee's Obligations to Act..............24
   7.14     Survival of Indemnities...........................................24
   7.15     Trustee May Have Other Interests..................................24
   7.16     Documents Held by Trustee.........................................25

ARTICLE 8 DELEGATION OF POWERS................................................25
   8.1      General Delegation to the Corporation.............................25
   8.2      Significant Matters Delegation....................................25
   8.3      Acceptance of Delegation..........................................25
   8.4      Power of Attorney.................................................25
   8.5      Liability of Trustee..............................................26

ARTICLE 9 AMENDMENT...........................................................26
   9.1      Amendment.........................................................26

ARTICLE 10 MEETINGS OF UNITHOLDERS............................................27
   10.1     Annual and Special Meetings of Unitholders........................27
   10.2     Notice of Meetings................................................27
   10.3     Quorum............................................................27
   10.4     Voting Rights of Unitholders......................................27
   10.5     Resolutions.......................................................28
   10.6     Meaning of "Special Resolution"...................................28
   10.7     Record Date for Voting............................................29
   10.8     Binding Effect of Resolutions.....................................29
   10.9     Solicitation of Proxies...........................................29
   10.10    No Breach.........................................................29

ARTICLE 11 CERTIFICATES, REGISTRATION AND TRANSFER OF TRUST UNITS.............29
   11.1     Nature of Trust Units.............................................29
   11.2     Certificates......................................................29
   11.3     Register of Unitholders...........................................30
   11.4     Transfer of Trust Units...........................................30
   11.5     Trust Units Held Jointly or in a Fiduciary Capacity...............31
   11.6     Performance of Trust..............................................31
   11.7     Lost Certificates.................................................31
   11.8     Death of a Unitholder.............................................32
   11.9     Unclaimed Interest or Distribution................................32
   11.10    Exchanges of Trust Certificates...................................32
   11.11    Offer for Units...................................................32

ARTICLE 12 TERMINATION........................................................34
   12.1     TERMINATION DATE..................................................34

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                               TABLE OF CONTENTS
                                  (continued)
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   12.2     Termination by Special Resolution of Unitholders..................34
   12.3     Procedure Upon Termination........................................34
   12.4     Powers of the Trustee Upon Termination............................34
   12.5     Sale of Investments...............................................34
   12.6     Distribution of Proceeds..........................................35
   12.7     Further Notice to Unitholders.....................................35
   12.8     Responsibility of Trustee After Sale and Conversion...............35

ARTICLE 13 SUPPLEMENTAL INDENTURES............................................35
   13.1     Provision for Supplemental Indentures.............................35
   13.2     Provision for Amended and Restated Indenture......................36

ARTICLE 14 NOTICES TO UNITHOLDERS.............................................36
   14.1     Notices...........................................................36
   14.2     Failure to Give Notice............................................36
   14.3     Joint Holders.....................................................36
   14.4     Service of Notice.................................................36

ARTICLE 15 AUDITORS...........................................................36
   15.1     Qualification of Auditors.........................................36
   15.2     Appointment of Auditors...........................................37
   15.3     Change of Auditors................................................37
   15.4     Filling Vacancy...................................................37
   15.5     Reports of Auditors...............................................37

ARTICLE 16 ACCOUNTS, RECORDS AND FINANCIAL STATEMENTS.........................37
   16.1     Records...........................................................37
   16.2     Quarterly Reporting to Unitholders................................37
   16.3     Annual Reporting to Unitholders...................................37
   16.4     Information Available to Unitholders..............................38
   16.5     Income Tax: Obligation of the Trustee.............................38
   16.6     Income Tax: Designations..........................................38
   16.7     Income Tax: Deductions, Allowances and Credits....................39
   16.8     Fiscal Year.......................................................39

ARTICLE 17 MISCELLANEOUS......................................................39
   17.1     Continued Listing.................................................39
   17.2     Successors and Assigns............................................39
   17.3     Counterparts......................................................39
   17.4     Severability......................................................39
   17.5     Day Not a Business Day............................................39
   17.6     Time of the Essence...............................................39
   17.7     Governing Law.....................................................39
   17.8     Notices to Trustee and the Corporation............................40
   17.9     References to Agreements..........................................40

ARTICLE 18 REDEMPTION OF TRUST UNITS..........................................40
   18.1     Right of Redemption...............................................40
   18.2     Exercise of Redemption Right......................................40
   18.3     Calculation of Redemption Price Based On Market Price.............41
   18.4     Cash Payment of Market Redemption Price...........................41
   18.5     Limitation Regarding Cash Payment of Market Redemption Price......41
   18.6     Calculation of Redemption Price in Certain Other Circumstances....42
   18.7     Cancellation of Redeemed Trust Units..............................42

                                     -iii-
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                              BAYTEX ENERGY TRUST


                  SECOND AMENDED AND RESTATED TRUST INDENTURE made as of the 1st day of December, 2007.

BETWEEN:

                  VALIANT TRUST COMPANY, a trust company incorporated under the laws of the Province of Alberta, with offices in the City of Calgary, in the Province of Alberta (hereinafter called the "TRUSTEE")

                                                        OF THE FIRST PART

                                and

                  BAYTEX ENERGY LTD., a body corporate amalgamated under the laws of Alberta, with offices in the City of Calgary, in the Province of Alberta (hereinafter called the "CORPORATION"), and all persons who after the date hereof become holders of Trust Units as herein provided

                                                       OF THE SECOND PART


                  WHEREAS the Settlor has paid to the Trustee an amount of two hundred dollars in lawful money of Canada for the purpose of settling the Trust;

                  AND WHEREAS it is intended that the beneficiaries of the Trust shall be the holders of Trust Units, each of which Trust Units shall rank equally in all respects with every other Trust Unit;

                  AND WHEREAS it is intended that the Trust will offer the Trust Units for sale to members of the public from time to time;

                  AND WHEREAS it is intended that the Trust shall qualify as a "unit trust" and as a "mutual fund trust" under the provisions of paragraph 108(2)(a) and subsection 132(6) of the Tax Act;

                  AND WHEREAS the  parties  hereto  desire to set out the
terms  and   conditions   which  shall  govern  the  settlement  and  the
administration of the Trust;

                  NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the premises and the mutual and respective covenants and agreements contained herein, the Trustee declares and covenants and agrees with and in favour of the holders from time to time of the Trust Units and the Corporation as follows:

                                   ARTICLE 1
                                 INTERPRETATION

1.1               DEFINITIONS

                  In this Indenture, including the recitals, and in the Trust Certificates and schedules hereto, unless the context otherwise requires, the following words and expressions shall have the following meanings:

(a) "ABCA" means the BUSINESS CORPORATIONS ACT (Alberta) as amended from time to time, including the regulations promulgated thereunder;

(b)      "ACQUISITIONCO"   means  Baytex   Acquisition   Corp.,  a  corporation
         incorporated under the ABCA by the Trust for the purposes of giving effect to the Plan of Arrangement and the Trust Reorganization;

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(c)      "ADMINISTRATION  AGREEMENT"  means the agreement dated effective on or about July 24, 2003 between the Trustee and the Corporation pursuant to which the Corporation has agreed to provide certain administrative and advisory services in connection with the Trust;

(d)      "ADMINISTRATOR" or "MANAGER" has the meaning set forth in Section 8.1.

(e) "AFFILIATE" has the meaning set forth in the SECURITIES ACT (Alberta), as amended from time to time;

(f) "AGENCY AGREEMENT" means any underwriting, agency or similar agreement entered into by the Trustee and investment dealers, and such other persons, including the Corporation, as may be a party thereto relating to an Offering;

(g)      "AGENT'S   FEES"  means  the  amounts  so  designated  in  any  Agency
         Agreement;

(h)      "APPRAISED  REDEMPTION  PRICE"  has the  meaning  set forth in Section
         18.6;

(i) "ARTC" means Alberta Royalty Tax Credit within the meaning of the ALBERTA CORPORATE TAX ACT;

(j) "ASSOCIATE" has the meaning set forth in the SECURITIES ACT (Alberta) as amended from time to time;

(k) "AUDITORS" means Deloitte & Touche LLP, or such other firm of chartered accountants as may be appointed as auditor or auditors of the Trust by or in accordance with Article 15;

(l) "BUSINESS DAY" means a day other than a Saturday, Sunday or holiday in the City of Calgary in the Province of Alberta;

(m) "CAPITAL FUND" means the cash flow retained by the Trust from cash otherwise available for distribution which shall be advanced to the Corporation, as the case may be, to finance future acquisitions and development of the Properties;

(n) "CLOSING" means the completion of the Trust Reorganization and "DATE OF CLOSING" means the date on which the Closing occurs;

(o) "CORPORATION" means Baytex Energy Ltd., a corporation incorporated under the ABCA, and the corporation continuing after the amalgamation of AcquisitionCo and Baytex Energy Ltd.;

(p) "COUNSEL" means a law firm (which may be counsel to the Corporation) reasonably acceptable to the Trustee;

(q) "CREDIT AGREEMENT" means any credit agreement between a Lender and the Corporation, or any similar agreement which supplements or replaces a Credit Agreement between the Corporation and a Lender;

(r) "DEBT SERVICE CHARGES" means all interest and principal repayments and other costs, expenses and disbursements relating to the borrowing of funds by the Trust and the Corporation which are attributable to the Properties;

(s) "DIRECT ROYALTIES" means royalty interests in petroleum and natural gas rights acquired by the Trust from time to time;

(t) "DIRECT ROYALTIES SALE AGREEMENT" means any purchase and sale agreement between the Trust and the Corporation or a subsidiary of the Corporation, as the case may be, providing for the purchase by the Trust from the Corporation, or a subsidiary of the Corporation of the Direct Royalties;

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(u)      "DISTRIBUTION  RECORD DATE" means the last day of each calendar  month or such other date as may be determined from time to time by the Trustee upon the recommendation of the board of directors of the Corporation, except that December 31 shall in all cases be a Distribution Record Date;

(v) "EXCHANGEABLE SHARE AGREEMENTS" means the support agreement and voting and exchange trust agreement to be entered into by the Trust, the Corporation and ExchangeCo with respect to the issuance of Exchangeable Shares in connection with the Trust Reorganization;

(w) "EXCHANGECO" means Baytex ExchangeCo Ltd., a corporation incorporated under the ABCA;

(x)      "INDEMNIFIED PARTIES" has the meaning set forth in Section 7.9;

(y) "ISSUE EXPENSES" means all expenses of an Offering payable by the Trust including legal fees, accounting fees and printing expenses and all other fees and expenses which may be described, whether generally or specifically, in any Offering Document relating to the particular Offering, but excluding Underwriter's Fees;

(z) "LENDER" means the lender or lenders (or any of its or their Affiliates) providing one or more credit or debt facilities, hedging or swap facilities or any other ancillary facilities to the Trust, the Corporation or any other Affiliate of the Trust for the ownership and operation of its assets, business and affairs;

(aa) "MATERIAL CONTRACTS" means this Trust Indenture, a Direct Royalties Sale Agreement, the Administration Agreement, the Exchangeable Share Agreements, the NPI Agreement, any Credit Agreement, each as amended or replaced from time to time, and any Underwriting Agreement and any loan agreement, credit agreement, royalty agreement, indenture or other agreement entered into by the Trust for the purpose of making any Subsequent Investment;

(bb) "NPI" means the right of the Trust to receive a net profits interest from the Corporation pursuant to the NPI Agreement;

(cc) "NPI AGREEMENT" means the agreement granting the NPI to be entered into between the Trust and the Corporation pursuant to the Plan of Arrangement and the Trust Reorganization, as such agreement may be amended or supplemented from time to time;

(dd) "NOTES" means the promissory notes to be issued by the Corporation to the Trust pursuant to a note indenture as part of the Trust Reorganization, which notes shall be issued on the following terms and conditions:

         (i) unsecured and bearing interest at 12% per annum payable monthly in arrears on the 10th day of the next following month;

         (ii) subordinate to all senior indebtedness, which includes all indebtedness for borrowed money or owing in respect of property purchases or any default in payment of any such senior indebtedness, and to all trade debt of the Corporation or any subsidiary of the Corporation or the Trust on any creditor proceedings such as bankruptcy, liquidation or insolvency;

         (iii) subject to earlier prepayment, being due and payable on September 1, 2033;

         (iv)     in an aggregate  principal amount not exceeding $1.5 billion;
                  and

         (v) subject to such other standard terms and conditions as would be included in a note indenture for promissory notes of this kind, as may be approved by the board of directors of the Corporation;

(ee) "OFFERING" means any issuance or offering of Trust Units or any rights, warrants or other securities to purchase, to convert into or exchange into Trust Units on a public or private basis in Canada or elsewhere;

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                                       4


(ff) "OFFERING DOCUMENTS" means any one or more of a prospectus, information memorandum, private placement memorandum and similar public or private offering document, or any understanding, commitment or agreement to issue or offer Trust Units, including the Information Circular of the Corporation to be prepared in connection with the Plan of Arrangement and the Trust Reorganization;

(gg) "ORDINARY RESOLUTION" means a resolution approved at a meeting of Unitholders by more than 50% of the votes cast in respect of the resolution by or on behalf of Unitholders present in person or represented by proxy at the meeting;

(hh) "OUTSTANDING", in relation to Trust Units, has the meaning attributed thereto in Section 1.2 hereof;

(ii)     "PAYMENT DATE" has the meaning set forth in Section 5.8;

(jj)     "PERMITTED INVESTMENTS" means:

         (i) loan advances to the Corporation, as the case may be, including loans made in connection with the Capital Fund;

         (ii) interest bearing accounts of certain financial institutions, including Canadian chartered banks and the Trustee;

         (iii) obligations issued or guaranteed by the Government of Canada or any province of Canada or any agency or instrumentality thereof;

         (iv) term deposits, guaranteed investment certificates of deposit or bankers' acceptances of or guaranteed or accepted by any Canadian chartered bank or other financial institution (including the Trustee and any Affiliate of the Trustee), the short term debt or deposits of which have been rated at least A by Standard & Poor's Corporation, or the equivalent by Moody's Investors Service, Inc. or Dominion Bond Rating Service Limited;

         (v) commercial paper rated at least A by Standard & Poor's Corporation, or the equivalent by Canadian Bond Rating Service Inc. or Dominion Bond Rating Service Limited; and

         (vi) investments in bodies corporate, partnerships or trusts engaged in the oil and natural gas business, including Shares;

         provided that any investment of the type referred to in Section 4.3 shall not be a Permitted Investment;

(kk) "PERSON" means an individual, partnership, body corporate, association or trust;

(ll) "PLAN OF ARRANGEMENT" means the plan of arrangement setting forth the terms and conditions on which the Corporation, the Trust, Crew Energy Inc., AcquisitionCo., Baytex ExchangeCo Ltd., Baytex Resources Ltd. and Baytex Exploration Ltd. propose to complete an arrangement under section 193 of the ABCA in order to effect the Trust Reorganization;

(mm) "PRO RATA SHARE" of any particular amount in respect of a Unitholder at any time shall be the amount obtained by dividing the number of Trust Units that are owned by that Unitholder at that time by the total number of all Trust Units that are issued and outstanding at that time;

(nn) "PROPERTIES" means the working, royalty or other interests of the Corporation from time to time in any petroleum and natural gas rights, tangibles and miscellaneous interests, including the properties in which the Corporation have an interest as at the date hereof, and properties which may be acquired by the Corporation at a future date, and including the Direct Royalties acquired by the Trust from time to time;

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                                      5


(oo) "REDEMPTION NOTES" means promissory notes issued in series, or otherwise, by the Trust pursuant to a note indenture and issued to redeeming Unitholders in principal amounts equal to the Market Redemption Price or Appraised Redemption Price of the Trust Units to be redeemed and having the following terms and conditions:

         (i) unsecured and bearing interest from and including the issue date of each such note at a market rate determined at the time of issuance, based on the advice of an independent financial advisor, by the board of directors of the Corporation and payable monthly in arrears (with interest after as well as before maturity, default and judgment, and interest on overdue interest at such rate);

         (ii) subordinated and postponed to all senior indebtedness and which may be subject to specific subordination and postponement agreements to be entered into by the Trustee pursuant to the note indenture with holders of senior indebtedness;

         (iii) subject to earlier prepayment, being due and payable on the fifth anniversary of the date of issuance; and

         (iv) subject to such other standard terms and conditions as would be included in a note indenture for promissory notes of this kind, as may be approved by the Corporation;

(pp) "SETTLED AMOUNT" means the amount of two hundred dollars in lawful money of Canada paid by the Settlor to the Trustee for the purpose of settling the Trust;

(qq)     "SETTLOR" means the Corporation;

(rr) "SHARES" means the issued and outstanding common shares of the Corporation as of the date hereof and also means shares of any class issued by the Corporation thereafter;

(ss)     "SPECIAL  VOTING  UNIT" has the  meaning  ascribed  thereto in Section
         3.11;

(tt)     "SPECIAL  RESOLUTION"  has the meaning  attributed  thereto in Section
         10.6 hereof;

(uu) "SUBSEQUENT INVESTMENT" means any of the investments which the Trust may make pursuant to Subsection 4.1 (b - f);

(vv)     "TAX ACT" has the meaning ascribed thereto in Section 1.3;

(ww) "TRANSFER AGENT" means the Trustee, its successors or assigns, in its capacity as transfer agent for the Trust Units, or such other company as may from time to time be appointed by the Trustee to act as transfer agent for the Trust Units together, in either such case, with any subtransfer agent duly appointed by the transfer agent;

(xx) "TRUST" means Baytex Energy Trust and refers to the trust relationship between the Trustee and the Unitholders with respect to the Trust Fund, upon the terms and conditions set out herein from time to time and, if the context requires, may also refer to the Trust Fund;

(yy) "TRUST CERTIFICATE" or "TRUST UNIT CERTIFICATE" means a certificate, in the form approved by the Trustee, evidencing one or more Trust Units, issued and certified in accordance with the provisions hereof;

(zz) "TRUST EXPENSES" means all expenses incurred by the Trustee or any third party, in each case for the account of the Trust, in connection with this Indenture, the establishment and ongoing management of the Trust and the ongoing administration of the Trust Units, including without limitation those amounts payable to the Trustee under Sections 7.6, 7.8 and 7.9;

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                                       6


(aaa) "TRUST FUND", at any time, shall mean such of the following monies, properties and assets that are at such time held by the Trustee on behalf of the Trust for the purposes of the Trust under this
         Indenture:

         (i)      the Settled Amount;

         (ii)     all funds realized from the issuance of Trust Units;

         (iii) any Permitted Investments in which funds may from time to time be invested;

         (iv) all rights in respect of and income generated under a Direct Royalties Sale Agreement;

         (v)      any Subsequent Investment;

         (vi) any proceeds of disposition of any of the foregoing property including, without limitation, the Direct Royalties; and

         (vii) all income, interest, profit, gains and accretions and additional assets, rights and benefits of any kind or nature whatsoever arising directly or indirectly from or in connection with or accruing to such foregoing property or such proceeds of disposition;

(bbb) "TRUST REORGANIZATION" means the series of transactions resulting in the Trust owning all of the issued and outstanding securities of the Corporation, the particulars of which are set forth in the Information Circular of the Corporation prepared with respect to the Plan of Arrangement;

(ccc) "TRUST UNIT" means a trust unit of the Trust created, issued and certified hereunder and for the time being outstanding and entitled to the benefits hereof;

(ddd) "TRUSTEE" means Valiant Trust Company, or its successor or successors for the time being as trustee hereunder;

(eee) "UNDERWRITING AGREEMENT" means any underwriting, agency or similar agreement entered into by the Trustee and investment dealers, and such other persons, including the Corporation, as may be a party thereto relating to an Offering;

(fff)    "UNDERWRITER'S   FEES"  means  the  amounts  so   designated   in  any
         Underwriting Agreement;

(ggg) "UNITHOLDERS" means the holders from time to time of one or more Trust Units; and

(hhh) "YEAR" means initially, the period commencing on the date hereof and ending on December 31, 2003, and thereafter means a calendar year.

1.2               MEANING OF "OUTSTANDING"

                  Every Trust Unit created, issued, and, if represented by a Trust Certificate, certified and delivered hereunder shall be deemed to be outstanding until it shall be cancelled or, if represented by a Trust Certificate, delivered to the Trustee for cancellation, provided that when a new Trust Certificate has been issued in substitution for a Trust Certificate which has been lost, stolen or destroyed, only one of such Trust Certificates shall be counted for the purpose of determining the number of Trust Units outstanding.

1.3               INCOME TAX ACT

                  In this Indenture, any reference to the Tax Act shall refer to the INCOME TAX ACT, Revised Statutes of Canada 1985, Chapter 1 (5th Supplement) and the Income Tax Regulations as amended from time to time applicable with respect thereto. Any reference herein to a particular provision of the Tax Act shall include a reference to that provision as it may be renumbered or amended from time to time. Where there are proposals for amendments to the Tax Act which have not been enacted into law or proclaimed into force on or before the date on which such proposals are to become effective, the Trustee may take such proposals into consideration and apply the provisions hereof as if such proposals had been enacted into law and proclaimed into force.

1.4               HEADINGS

                  The division of this Indenture into articles and sections, subsections, clauses, subclauses and paragraphs and the provision of headings is for convenience of reference only and shall not affect the construction or interpretation of this Indenture.

1.5               CONSTRUCTION OF TERMS

                  Words importing the singular number only shall include the plural, and vice versa, and words importing gender shall include the masculine, feminine and neuter genders. References in this Indenture to "this Trust Indenture", "this Indenture", "hereto", "herein", "hereof", "hereby", "hereunder" and similar expressions shall be deemed to refer to this instrument and not to any particular Article, Section or portion hereof, and include any and every instrument supplemental or ancillary hereto or in implementation hereof.

1.6               REFERENCES TO ACTS PERFORMED BY THE TRUST

                  Any reference in this Indenture to an act to be performed by the Trust shall be construed and applied for all purposes as if it referred to an act to be performed by the Trustee on behalf of the Trust or, to the extent applicable, by the Corporation on behalf of the Trust.

                                   ARTICLE 2
                              DECLARATION OF TRUST

2.1               SETTLEMENT OF TRUST

                  The Settlor has paid the Settled Amount to the Trustee and the Trustee has accepted the Settled Amount for the purpose of creating and settling the Trust and the Settlor has been issued twenty initial Trust Units in the Trust.

2.2               DECLARATION OF TRUST

                  The Trustee hereby agrees to act as Trustee and that it does and shall hold the Trust Fund in trust for the use and benefit of the Unitholders, their permitted assigns and personal representatives upon the trusts and subject to the terms and conditions hereinafter declared and set forth, such trust to constitute the Trust hereunder.

2.3               NAME

                  The Trust shall be known and designated as "Baytex Energy Trust" and, whenever lawful and convenient, the affairs of the Trust shall be conducted and transacted under that name. If the Trustee determines that the use of the name "Baytex Energy Trust" is not practicable, legal or convenient, it may use such other designation or it may adopt such other name for the Trust as it deems appropriate and the Trust may hold property and conduct its activities under such other designation or name.

2.4               NATURE OF THE TRUST

                  The Trust is an open-end unincorporated investment trust, established for the purposes specified in Section 4.1 hereof. The Trust is not and is not intended to be, shall not be deemed to be and shall not be treated as a general partnership, limited partnership, syndicate, association, joint venture, company, corporation or joint stock company, nor shall the Trustee or the Unitholders or any of them or any person be, or be deemed to be, treated in any way whatsoever as liable or responsible hereunder as partners or joint venturers. The Trustee shall not be, or be deemed to be, an agent of the

Unitholders. The relationship of the Unitholders to the Trustee shall be solely that of beneficiaries of the Trust and their rights shall be limited to those conferred upon them by this Indenture.

2.5               LEGAL ENTITLEMENTS AND RESTRICTIONS OF UNITHOLDERS

(a) The rights of each Unitholder to call for a distribution or division of assets, monies, funds, income and capital gains held, received or realized by the Trustee are limited to those contained herein.

(b) Subject to the terms and conditions of this Indenture, no Unitholder or Unitholders shall be entitled to interfere or give any direction to the Trustee or the Corporation with respect to the affairs of the Trust or in connection with the exercise of any powers or authorities conferred upon the Trustee or the Corporation under this Indenture or the Material Contracts.

(c) The legal ownership of the assets of the Trust and the right to conduct the business of the Trust (subject to the limitations contained herein) are vested exclusively in the Trustee and the Unitholders shall have no interest therein and they shall have no right to compel or call for any partition, division, dividend or distribution of the Trust Fund or any of the assets of the Trust. The Trust Units shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth in this Indenture. No Unitholder has or is deemed to have any right of ownership in any of the assets of the Trust.

2.6               LIABILITY OF UNITHOLDERS

                  No Unitholder, in its capacity as such, shall incur or be subject to any liability in contract or in tort or of any other kind whatsoever to any person in connection with the Trust Fund or the obligations or the affairs of the Trust or with respect to any act performed by the Trustee or by any other person pursuant to this Indenture or with respect to any act or omission of the Trustee or any other person in the performance or exercise, or purported performance or exercise, of any obligation, power, discretion or authority conferred upon the Trustee or such other person hereunder or with respect to any transaction entered into by the Trustee or by any other person pursuant to this Indenture. No Unitholder shall be liable to indemnify the Trustee or any such other person with respect to any such liability or liabilities incurred by the Trustee or by any such other person or persons or with respect to any taxes payable by the Trust or by the Trustee or by any other person on behalf of or in connection with the Trust. Notwithstanding the foregoing, to the extent that any Unitholders are found by a court of competent jurisdiction to be subject to any such liability, such liability shall be enforceable only against, and shall be satisfied only out of, the Trust Fund and the Trust (to the extent of the Trust Fund) is liable to, and shall indemnify and save harmless any Unitholder against any costs, damages, liabilities, expenses, charges or losses suffered by any Unitholder from or arising as a result of such Unitholder not having any such limited liability.

2.7               CONTRACTS OF THE TRUST

                  Every contract entered into by or on behalf of the Trust, whether by the Trustee, the Corporation, or otherwise, shall (except as the Trustee or the Corporation may otherwise expressly agree in writing with respect to their own personal liability) include a provision substantially to the following effect:

                  The parties hereto acknowledge that the [Trustee] [Corporation] is entering into this agreement solely [in its capacity as Trustee] [on behalf] of the Trust and the obligations of the Trust hereunder shall not be personally binding upon the [Trustee] [Corporation] or any of the Unitholders of the Trust and that any recourse against the Trust or any Unitholder in any manner in respect of any indebtedness, obligation or liability of the Trust arising hereunder or arising in connection herewith or from the matters to which this agreement relates, if any, including without limitation claims based on negligence or otherwise tortious behaviour, shall be limited to, and satisfied only out of, the Trust Fund as defined in the amended and restated trust indenture dated as of September 2, 2003, as amended from time to time.

The omission of such a provision from any such written instrument shall not operate to impose personal liability on the Trustee, the Corporation or any Unitholder.

2.8               HEAD OFFICE OF TRUST

                  The head office of the Trust hereby created shall be located at Suite 2200, 205 - 5th Avenue S.W., Calgary, Alberta, T2P 2V7 or at such other place or places in Canada as the Trustee may from time to time designate.

                                   ARTICLE 3
                         ISSUE AND SALE OF TRUST UNITS

3.1               NATURE AND RANKING OF TRUST UNITS

(a) The beneficial interests in the Trust shall be divided into interests of one class, described and designated as Trust Units, which shall be entitled to the rights and subject to the limitations, restrictions and conditions set out herein; and the interest of each Unitholder shall be determined by the number of Trust Units registered in the name of the Unitholder.

(b) Subject to Section 3.11, each Trust Unit shall entitle the holder or holders thereof to one vote at any meeting of the Unitholders and represents an equal fractional undivided beneficial interest in any distribution from the Trust (whether of Distributable Cash of the Trust, Net Realized Capital Gains (as defined herein) or other amounts) and in any net assets of the Trust in the event of termination or winding-up of the Trust. All Trust Units outstanding from time to time shall be entitled to equal shares in any distributions by the Trust and, in the event of termination or winding-up of the Trust, in the net assets of the Trust. All Trust
         Units shall rank among themselves equally and rateably without discrimination, preference or priority.

3.2               AUTHORIZED NUMBER OF TRUST UNITS

                  The aggregate number of Trust Units and Special Voting Units which are authorized and may be issued hereunder is unlimited.

3.3               NO FRACTIONAL TRUST UNITS

                  Fractions of Trust Units shall not be issued, except pursuant to distributions of additional Trust Units to all Unitholders pursuant to
Section 5.9.

3.4               RE-PURCHASE OF INITIAL TRUST UNITS BY TRUST

                  Immediately after the Closing, the Trust will repurchase the initial Trust Units from the Settlor, and the Settlor shall sell the initial Trust Units to the Trust for a purchase price of two hundred dollars and, upon the completion of such purchase and sale, the initial Trust Units shall be cancelled and shall no longer be outstanding for any of the purposes of this Indenture.

3.5               OFFERINGS OF TRUST UNITS AND INDEBTEDNESS

(a) Trust Units, including rights, warrants, special warrants or other securities to purchase, to convert into or exchange into Trust Units, may be created, issued, sold and delivered pursuant to Offering Documents or otherwise, as the case may be, on terms and conditions and at such time or times as the board of directors the Corporation may determine.

(b) The board of directors of the Corporation may authorize the creation and issuance of debentures, notes and other evidences of indebtedness of the Trust which debentures, notes or other evidences of indebtedness may be created and issued from time to time on such terms and conditions, to such persons and for such consideration as the Corporation may determine.

3.6               RANKING OF TRUST UNITS

                  Each Trust Unit represents an equal fractional undivided beneficial interest in the Trust Fund. All Trust Units outstanding from time to time shall be entitled to an equal fractional undivided share of any distributions by the Trust and, in the event of termination of the Trust, in the net assets of the Trust. All Trust Units shall rank among themselves equally and rateably without discrimination, preference or priority regardless of the actual date or terms of issue thereof.

3.7               TRUST UNITS FULLY PAID AND NON-ASSESSABLE

                  Trust Units shall be issued only when fully paid in money or property or past service, provided that property will include a promissory note or promise to pay given by the allottee. The Unitholders shall not thereafter be required to make any further contribution to the Trust with respect to such Trust Units.

3.8               NO CONVERSION, RETRACTION, REDEMPTION OR PRE-EMPTIVE RIGHTS

                  No person shall be entitled, as a matter of right, to subscribe for or purchase any Trust Unit. Except as set forth in Article 18, there are no conversion, retraction, redemption or pre-emptive rights attaching to the Trust Units.

3.9               CONSOLIDATION OF TRUST UNITS

                  Immediately after any pro rata distribution of additional Trust Units to all Unitholders pursuant to Section 5.5 or Section 5.9, the number of outstanding Trust Units will be consolidated such that each Unitholder will hold after the consolidation the same number of Trust Units as the Unitholder held before the distribution of additional Trust Units. In such case, if applicable, each Trust Unit Certificate representing a number of Trust Units prior to the distribution of additional Trust Units is deemed to represent the same number of Trust Units after the distribution of additional Trust Units and the consolidation. Such consolidation shall not constitute a redemption or cancellation of the Trust Units so consolidated and a Unitholder whose Trust Units are consolidated shall not receive, and shall not be entitled to receive, any proceeds of disposition in respect thereof.

3.10              NON-RESIDENT OWNERSHIP CONSTRAINT

(a)      At no time may  non-residents of Canada (within the meaning of the Tax
         Act) be the beneficial owners of more than 49 percent of the Trust Units then outstanding and the Trustee shall inform the Transfer Agent of this restriction. The Trustee or Transfer Agent may require declarations as to the jurisdictions in which beneficial owners of Trust Units are resident. If the Transfer Agent or the Corporation becomes aware that the beneficial owners of 49 percent or more of the Trust Units then outstanding are, or may be, non-residents or that such a situation is imminent, the Transfer Agent or the Corporation (as applicable) will advise the Trustee and the Trustee may, or upon receiving a direction from the Trustee the Transfer Agent may, make a public announcement thereof and neither the Trustee nor the Transfer Agent shall accept a subscription for Trust Units from or issue or register a transfer of Trust Units to a person unless the person provides a declaration, in form and content satisfactory to the Trustee or the Transfer Agent, that the person is not a non-resident of Canada. If, notwithstanding the foregoing, the Trustee or Transfer Agent determines that 49 percent or more of the Trust Units are held by non-residents, the Trustee may, or the Transfer Agent may upon receiving a direction from the Trustee and suitable indemnity from the Trust, send a notice to non-resident holders of Trust Units, as applicable, chosen in inverse order to the order of acquisition or registration or in such other manner as the Trustee or Transfer Agent (as the case may be) may consider equitable and practicable, requiring such non-resident holders to sell their Trust Units or a specified portion thereof within a specified period of not less than 60 days. If the Unitholders receiving such notice have not sold the specified number of Trust Units or provided the Trustee with satisfactory evidence that they are not non-residents of Canada within such period, the Trustee (or the Transfer Agent on the direction of the Trustee) may on behalf of such Unitholders sell such Trust Units and, in the interim, shall suspend the voting and distribution rights attached to such Trust Units. Upon such sale the Unitholders thereby affected shall cease to be holders of the relevant Trust Units and their rights shall be limited to receiving the net proceeds of sale of such Trust Units upon surrender of the certificates representing such Trust Units. Notwithstanding the foregoing, the Trustee, upon direction of the Corporation, may take such action as is deemed necessary to ensure compliance with the Tax Act.

(b) No liability shall accrue to the Trust or the Trustee if the Trust Units of non-resident Unitholders are sold at a loss to such Unitholder. Unless and until the Trustee shall have been required to do so under the terms hereof, the Trustee shall not be bound to do or take any proceeding or action with respect to this Section 3.10 by virtue of the powers conferred on it hereby. The Trustee shall not be deemed to have notice of any violation of this Section 3.10 unless and until it has been given written notice of such violation (which notice may be given by the Corporation) and shall act only as required by this Trust Indenture once an indemnity is provided. The Trustee shall not be required to actively monitor the foreign holdings of the Trust unless requested to do so in writing by the Corporation. It is acknowledged that the Trustee cannot monitor the non-resident holders of the Trust Units if the Trust Units are registered in the name of CDS. The Trustee shall not be liable for any violation of the non-resident ownership restriction which may occur during the term of the Trust.

3.11              SPECIAL VOTING UNITS

                  In addition to the Trust Units, there may be issued Special Voting Units entitling the holders thereof to such number of votes at meetings of Unitholders as may be prescribed by the Board of Directors of the Corporation in the resolution authorizing the issuance of any such Special Voting Units. Except for the right to vote at meetings of the Unitholders, the Special Voting Units shall not confer upon the holders thereof any other rights; and for greater certainty, the holders of Special Voting Units shall not be entitled to any distributions of any nature whatsoever from the Trust or have any beneficial interest in any assets of the trust on termination of the Trust.

                                   ARTICLE 4
                           INVESTMENTS OF TRUST FUND

4.1               PURPOSE OF THE TRUST

                  The Trust is hereby created for the following purposes:

(a) to participate in the Plan of Arrangement and the Trust Reorganization including, without limitation, acquiring the NPI;

(b) investing in securities of AcquisitionCo, ExchangeCo or any other subsidiary of the Trust and acquiring the Shares and the Notes pursuant to the Trust Reorganization, which investments shall be for the purpose of funding the acquisition, development, exploitation and disposition of all types of petroleum and natural gas and energy related assets, including without limitation, facilities of any kind, oil sands interests, electricity or power generating assets and pipeline, gathering, processing and transportation assets (hereinafter referred to as "ENERGY ASSETS") and whether effected by AcquisitionCo or any other subsidiary of the Trust through an acquisition of assets or an acquisition of shares or other form of ownership interest in any entity the substantial majority of the assets of which are comprised of like assets;

(c) acquiring or investing in the securities of any other entity, including without limitation bodies corporate, partnerships or trusts, and borrowing funds or otherwise obtaining credit, including the granting guarantees, for that purpose, for the purpose of directly or indirectly acquiring Energy Assets;

(d)      acquiring Direct Royalties;

(e) making loans or other advances to the Corporation in connection with the Capital Fund;

(f) acquiring royalties in respect of Canadian resource properties as defined in the Tax Act and making any deferred royalty purchase payments which may be required with respect to such royalties;

         provided however that in no event shall the Trust invest in any royalties which constitute an interest in land or a covenant running with the properties with respect to which such royalties relate;

(g)      disposing  of  any  part  of  the  Trust  Fund,   including,   without
         limitation, any securities of the Corporation;

(h) temporarily holding cash and investments for the purposes of paying the expenses and the liabilities of the Trust, making other investments as contemplated by Section 4.2 hereof, paying amounts payable by the Trust in connection with the redemption of any Trust Units, and making distributions to Unitholders; and

(i) paying costs, fees and expenses associated with the foregoing purposes or incidental thereto; and

(j) engaging in all activities ancillary or incidental to any of those activities set forth in paragraphs 4.1(a) through 4.1(i), inclusive.

4.2               PERMITTED INVESTMENTS

                  Any funds within the Trust Fund that are not required to be invested as provided in Section 4.1 shall be used by the Trust only to acquire Permitted Investments or as permitted by Section 7.2(f) or Section 7.2(u).

4.3               OTHER INVESTMENT RESTRICTIONS

                  Notwithstanding anything contained in this Indenture, under no circumstances shall the Trustee acquire any investment which (a) is "foreign property" under any provision of the Tax Act if said purchase or other transaction would cause the Trust Units themselves to be "foreign property" under the Tax Act, or (b) would result in the Trust not being considered either a "unit trust" or a "mutual fund trust" for purposes of the Tax Act. The Trustee may consult with and receive direction from the Corporation with respect to any investment to ensure compliance with this provision.

                                   ARTICLE 5
                                 DISTRIBUTIONS

5.1               DETERMINATION OF DISTRIBUTABLE CASH OF THE TRUST

                  In this Article 5, the "DISTRIBUTABLE CASH OF THE TRUST" for the period ending on a Distribution Record Date shall be the amount calculated, for the period commencing immediately following the preceding Distribution Record Date (or, for the first Distribution Record Date, the period commencing on the date hereof) and ending on such Distribution Record Date, on the following basis:

(a) any amounts received or reasonably anticipated to be received before the Payment Date pursuant to the Direct Royalties, any interest or other income from Permitted Investments, and ARTC received by the Trust shall be included in Distributable Cash of the Trust;

(b) any dividends, distributions or interest or principal repayments on securities of the Corporation shall be included in Distributable Cash of the Trust when received, or reasonably anticipated to be received before the Payment Date;

(c) all other income received or reasonably anticipated to be received before the Payment Date by the Trust since the immediately preceding Distribution Record Date from investments of the Trust Fund; and

(d) all expenses and liabilities of the Trust which have been incurred or may reasonably be anticipated to be incurred and any other amounts required by law or hereunder to be deducted, withheld or paid with respect to the Trust (including taxes) shall be deducted in computing Distributable Cash of the Trust, including the following:

         (i)      Debt Service Charges;

         (ii) non-deductible Crown royalties that have been reimbursed by the Trust pursuant to any royalty agreement;

         (iii) the aggregate of all cash amounts paid in respect of the redemption of Trust Units during such period of time; and

         (iv) any amount, in addition to those amounts set forth above, which the Corporation or the Trustee may reasonably consider to be necessary to provide for the payment of any liabilities which have been or will be incurred by the Trust, including any tax liability of the Trust.

Items of income or expense not provided for above or in Section 5.4 shall be included in such calculation on such basis as may be considered appropriate by the Trustee upon the recommendation of the Corporation.

5.2               DISTRIBUTABLE CASH OF THE TRUST TO BECOME PAYABLE

                  The Trustee may, upon the recommendation of the Corporation, on or before any Distribution Record Date, declare payable to the Unitholders on that Distribution Record Date all or any part of the Distributable Cash of the Trust for the period ending on that Distribution Record Date determined in accordance with Section 5.1. The share of each Unitholder in the amount so payable shall be the Pro Rata Share of such Unitholder determined as at that Distribution Record Date; and subject to Section 5.8, such amount shall be payable on that Distribution Record Date. Notwithstanding the foregoing, the amount of any Distributable Cash of the Trust that is determined by the Trustee to be required to be retained by the Trust in order to pay any tax liability of the Trust shall not be payable by the Trust to Unitholders.

5.3               COMPUTATION OF INCOME AND NET REALIZED CAPITAL GAINS

(a) The income of the Trust (the "NET INCOME") for any taxation year of the Trust shall be the income for such year computed in accordance with the provisions of the Tax Act, other than paragraphs 82(1)(b) and subsection 104(6) thereof, regarding the calculation of income for the purposes of determining the "taxable income" of the Trust; provided, however, the capital gains and capital losses shall be excluded from the computation of Net Income.

(b) The net realized capital gains of the Trust (the "NET REALIZED CAPITAL GAINS") for any taxation year of the Trust shall be determined as the amount, if any, by which the aggregate of the capital gains of the Trust realized in such year exceeds (i) the aggregate of the capital losses of the Trust realized in such year, and (ii) each amount determined by the Corporation in respect of any such net capital loss for a prior taxation year which the Trust is permitted by the Tax Act to deduct in computing the taxable income of the Trust for such year.

(c) Notwithstanding subsections 5.3(a) and (b), Net Income and Net Realized Capital Gains shall not include any income ("REDEMPTION INCOME") or capital gains ("REDEMPTION GAINS"), respectively, which are realized by the Trust, in accordance with the Tax Act, on a distribution of Trust property to a Unitholder pursuant to an IN SPECIE redemption of the Unitholder's Trust Units under section 18.5.

5.4               NET REALIZED CAPITAL GAINS TO BECOME PAYABLE

                  In addition to the distributions which are made payable to Unitholders pursuant to section 5.2, the Trustee may, in its sole discretion, in respect of a distribution period, declare a distribution to be payable, to holders of Trust Units of record as at the close of business on the Distribution Record Date for such distribution period, out of Net Income, Net Realized Capital Gains, the capital of the Trust or otherwise, in any year, in such amount or amounts, and on such dates as the Trustee may determine.

5.5 NET INCOME AND NET REALIZED CAPITAL GAINS FOR INCOME TAX PURPOSES TO BECOME PAYABLE

                  So as to ensure the allocation and distribution, to holders of Trust Units, of all of the Net Income, Net Realized Capital Gains and any other applicable amounts so that the Trust will not have any liability for tax under the Tax Act in any year, the amount, if any, by which the Net Income and Net Realized Capital Gains exceed the aggregate of:

(a) such part of the taxable capital gains of the Trust for the calendar year required to be retained by the Trust to maximize its capital gains refund for such year, unless any administrator has given written notice to the Trustee that this clause is not to apply to the Trust for that year by the end of the year; and

(b) any amount that became payable or was deemed to become payable by the Trustee during the calendar year to Unitholders on the Trust Units (other than amounts that became payable to Unitholders on the redemption of their Trust Units);

shall, without any further actions on the part of the Trustee, be payable to holders of Trust Units of record as of the close of business on the last Distribution Record Date in such year. The share of each Unitholder in the amount so payable shall be the Pro Rata Share of such Unitholder determined as at the end of such year.

                  In addition to the distributions which are made payable to Unitholders otherwise hereunder, the Trust shall allocate any Redemption Income and Redemption Gains realized by the Trust in connection with the redemption of Trust Units of a particular Unitholder pursuant to Article 18, to that Unitholder, so that an amount equal to such Redemption Income and Redemption Gains shall be allocated to and shall be treated as an amount paid to the redeeming Unitholder. In addition, one-half (or any other proportion that may be provided for from time to time under section 38 of the Tax Act) of such Redemption Gains shall be designated as taxable capital gains of that Unitholder under subsection 104(22) of the Tax Act, and any portion of the Redemption Income and Redemption Gains in respect of that Unitholder as may be income from a source in a country other than Canada, within the meaning of subsection 104(22) of the Tax Act, shall be designated as that Unitholder's income from that source in accordance with that subsection.

                  Distributions or amounts payable to Unitholders pursuant to this Article 5 shall be deemed to be distributions of Net Income, Net Realized Capital Gains, trust capital or other items in such amounts as the Trustee shall, in its discretion, determine. For greater certainty, it is hereby declared that any distribution of Net Realized Capital Gains shall include the non-taxable portion of the capital gains of the Trust which are comprised in such distribution.

                  Any amounts payable pursuant to this Section 5.5 may, at the option of the Trustee, be paid through a distribution of additional Trust Units having a value equal to the amount payable. For the purposes of this Section 5.5, the value of the additional Trust Units issued shall be determined using the closing trading price (or, if there was no trade, the average of the last bid and the last ask prices) of the Trust Units on December 31 (or, if December 31 is not a Business Day, on the last preceding Business Day) on the principal stock exchange where the Trust Units are listed or, if no so listed, such other value as the Trustee shall determine.

5.6               OTHER AMOUNTS

                  Any amounts not otherwise payable to Unitholders prior to the end of a particular fiscal year of the Trust pursuant to the provisions of
Article 5 may be declared by the Trustee, upon the recommendation of the Corporation, to be payable to Unitholders in the same manner as provided for in
Section 5.2.

5.7               ENFORCEMENT

                  Each Unitholder shall have the right to enforce payment of any amount payable to the Unitholder under this Article 5 (or a distribution of additional Trust Units under Section 5.9, if applicable) at the time the amount became payable. Absent a demand from a Unitholder to enforce payment, such amount shall be paid to Unitholders on the Payment Date specified in Section 5.8.

5.8               PAYMENT OF AMOUNTS PAYABLE

                  Amounts  payable to Unitholders  pursuant to Sections 5.2 and
5.4 may be paid by the Trust on any date (the "PAYMENT DATE") specified by the Trustee as the applicable Distribution Record Date, or a day within 30 days after the applicable Distribution Record Date and in the same calendar year.

5.9               DISTRIBUTION OF ADDITIONAL TRUST UNITS

                  Where after the last Distribution Record Date and on or before the next Distribution Record Date an amount or amounts of cash has or have been or is or are being paid under Section 18.3 in respect of Trust Units tendered for redemption, the distribution payable to Unitholders on such next Distribution Record Date shall include a distribution of additional Trust Units having a value equal to the aggregate of such amounts, in which case the amount of cash to be distributed on the distribution shall be reduced by the aggregate of such amounts. In addition, if on any Distribution Record Date the Trust does not have cash in an amount sufficient to pay the full distribution to be made on such Distribution Record Date in cash, the distribution payable to Unitholders on such Distribution Record Date may, at the option of the Trustee, include a distribution of additional Trust Units having a value equal to the cash shortfall, in which case the amount of cash to be distributed on the distribution shall be reduced by the amount of such cash shortfall. For the purposes of this Section 5.9, the value of the additional Trust Units to be issued shall be determined using the closing trading price (or if there was no trade, the average of the last bid and the last ask prices) of the Trust Units on the Distribution Record Date (or, if the Distribution Record Date is not a Business Day, on the last Business Day preceding the Distribution Record Date) on the principal stock exchange where the Trust Units are listed or, if not so listed, such other value as the Trustee shall determine.

5.10              WITHHOLDING TAXES

                  For greater certainty, in the event that withholding taxes are exigible on any distributions or redemption amounts distributed under this Indenture, the Trustee shall withhold the withholding taxes required and shall promptly remit such taxes to the appropriate taxing authority. In the event that withholding taxes are exigible on any distributions or redemption amounts distributed under this Indenture and the Trustee is, or was, unable to withhold taxes from a particular distribution to a Unitholder or has not otherwise withheld taxes on past distributions to the Unitholder, the Trustee shall be permitted to withhold amounts from other distributions to satisfy the Trustee's withholding tax obligations.

                                   ARTICLE 6
                APPOINTMENT, RESIGNATION AND REMOVAL OF TRUSTEE

6.1               TRUSTEE'S TERM OF OFFICE

                  Subject to Sections 6.2 and 6.3, Valiant Trust Company is hereby appointed as Trustee hereunder for an initial term of office which shall expire upon the conclusion of the third annual meeting of Unitholders. The Unitholders shall, at the third annual meeting of the Unitholders, reappoint, or appoint a successor to the Trustee, and thereafter, the Unitholders shall reappoint or appoint a successor to the Trustee at the annual meeting of Unitholders three years following the reappointment or appointment of the successor to the Trustee. Any such reappointment or appointment shall be made either by an Ordinary Resolution at such meeting of Unitholders or shall be made in the manner set out in Section 6.4. Notwithstanding the foregoing, if a Trustee is not reappointed at the meeting of Unitholders held immediately before the term of office of such Trustee expires and if no successor to such Trustee is appointed at that meeting, such Trustee shall continue to hold the office of Trustee under this Indenture until a successor has been appointed under Section 6.4.

6.2               RESIGNATION OF TRUSTEE

                  The Trustee may resign from the office of trustee hereunder on giving not less than 60 days' notice in writing to the Corporation; provided that no such resignation shall be effective until (i) the appointment of, and acceptance of such appointment by, a new Trustee in the place of the resigning Trustee has been made in the manner set out in Section 6.4, and (ii) the legal and valid assumption by the new Trustee of all obligations of the Trustee related hereto in the same capacities as the resigning Trustee.

6.3               REMOVAL OF TRUSTEE

                  The Trustee  shall be removed by notice in writing  delivered by the Corporation to the Trustee in the event that, at any time, the Trustee shall no longer satisfy all of the requirements in Section 6.6, or shall be declared bankrupt or insolvent, or shall enter into liquidation, whether compulsory or voluntary (and not being merely a voluntary liquidation for the purposes of amalgamation or reconstruction), or if the assets of the Trustee shall otherwise become liable to seizure or confiscation by any public or governmental authority, or if the Trustee shall otherwise become incapable of performing, or shall fail in any material respect to perform its responsibilities under this Indenture or as a result of a material increase in the fees charged by the Trustee. No decision to remove a Trustee under this
Section 6.3 shall become effective until (i) approved by a Special Resolution at a meeting of Unitholders duly called for that purpose, (ii) the appointment of, and acceptance of such appointment by, a new Trustee under Section 6.4 in the place of the Trustee to be removed, and (iii) the legal and valid assumption by the new Trustee of all obligations of the Trustee related hereto in the same capacities as the resigning Trustee.

6.4               APPOINTMENT OF SUCCESSOR TO TRUSTEE

(a) A successor Trustee to a Trustee which has been removed by a Special Resolution of Unitholders under Section 6.3, shall be appointed by an Ordinary Resolution at a meeting of Unitholders duly called for that purpose, provided the successor meets the requirements of Section 6.6.

(b) Subject to Section 6.6, the Corporation may appoint a successor to any Trustee which has been removed by a Special Resolution of the Unitholders under Section 6.3, or which has not been reappointed under
         Section 6.1, if the Unitholders fail to do so at such meeting.

(c) Subject to Section 6.6, the Corporation may appoint a successor to any trustee which has given a notice of resignation under Section 6.2.

No appointment of any successor Trustee shall be effective until such successor Trustee shall have complied with the provisions of Section 6.2(ii).

6.5               FAILURE TO APPOINT SUCCESSOR

                  In the event that no successor Trustee to a Trustee who has delivered a notice of resignation in accordance with Section 6.2, or who has received notice of removal in accordance with Section 6.3, has accepted an appointment within 120 days after the receipt by the Corporation of the notice of resignation, or 60 days after the receipt by the Trustee of the notice of removal, the Trustee, the Corporation or any Unitholder may apply to a court of competent jurisdiction for the appointment of a successor to the Trustee. The appointment of such successor by such court shall not require the approval of Unitholders.

6.6               QUALIFICATIONS OF TRUSTEE

                  The Trustee and any successor to the Trustee or new Trustee appointed under this Article 6 shall be a corporation incorporated under the laws of Canada or of a province thereof and shall be a resident of Canada for the purposes of the Tax Act. Such corporation must at all times when it is the Trustee be registered under the laws of the Province of Alberta to carry on the business of a trust company and must have undertaken in writing to discharge all of the obligations and responsibilities of the Trustee under this Indenture.

                                   ARTICLE 7
                             CONCERNING THE TRUSTEE

7.1               POWERS OF THE TRUSTEE AND THE CORPORATION

(a) Subject to the terms and conditions of this Indenture or other contracts or obligations of the Trustee or the Trust, the Trustee may exercise from time to time in respect of the Trust Fund any and all rights, powers and privileges that could be exercised by a beneficial owner thereof except as specifically designated in Subsection (b) below. The responsibilities of the Trustee hereunder are however limited to those specific powers granted to it (subject to delegations to the Corporation) and the Trustee has no obligations to Unitholders or to the Corporation beyond the obligations specifically set out herein.

(b) The Corporation shall exercise from time to time any and all rights, powers and privileges in relation to all matters relating to:

         (i)      the  maximization  of  Unitholder  value in the  context of a response to an offer for Trust Units or for all or substantially all of the property and assets of the Trust or the Corporation or any subsidiary of the Corporation or the Trust (an "OFFER") including: (A) any Unitholder rights protection plan either prior to or during the course of any Offer; (B) any defensive action either prior to or during the course of any Offer; (C) the preparation of any "Directors' Circular" in response to any Offer; (D) consideration on behalf of Unitholders and recommendations to Unitholders in response to any Offer; (E) any regulatory or court action in respect of any related matters; and (F) the carriage of all related and ancillary matters; and

         (ii)     the  Plan  of  Arrangement  and  the  Trust   Reorganization,
                  including any and all matters relating to the incorporation and organization of AcquisitionCo;

         and the Corporation accepts such responsibility and agrees that, in respect of such matters, it shall carry out its functions honestly, in good faith and in the best interests of the Trust and the Unitholders and, in connection therewith, shall exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The Corporation may, and if directed by the Corporation in writing, the Trustee shall, execute any agreements on behalf of the Trust as the Corporation shall have authorized within the scope of the exercise of any such rights, powers or privileges.

7.2               SPECIFIC POWERS AND AUTHORITIES

                  Subject only to the express limitations contained in this Indenture or other contracts or obligations of the Trustee or the Trust, and in addition to any powers and authorities conferred by this Indenture (including, without limitation, Section 7.1 hereof) or which the Trustee may have by virtue of any present or future statute or rule of law, the Trustee, without any action or consent by the Unitholders, shall have the following powers and authorities which may be exercised by it from time to time or delegated by it, as herein provided, in its sole judgment and discretion and in such manner and upon such terms and conditions as it may from time to time deem proper, provided that the exercise of such powers and authorities does not adversely affect the status of the Trust as a "unit trust" and a "mutual fund trust" for the purposes of the Tax Act:

(a) to accept subscriptions for Trust Units received by the Trust and to issue Trust Units pursuant thereto;

(b)      to maintain books and records;

(c) to provide timely reports to Unitholders in accordance with the provisions hereof;

(d)      to effect payment of distributions to Unitholders;

(e)      to apply for ARTC;

(f) to deposit funds of the Trust in interest-bearing accounts in banks, the Alberta Treasury Branch or trust companies whose short term obligations constitute Permitted Investments, including those of the Trustee, the same to be subject to withdrawal on such terms and in such manner and by such person or persons (including any one or more officers, agents or representatives) as the Trustee may determine;

(g) to, directly or indirectly, borrow money from or incur indebtedness to any person and in connection therewith, to guarantee, indemnify or act as a surety with respect to payment or performance of any indebtedness, liabilities or obligation of any kind of any person, including, without limitation, the Corporation and any subsidiary of the Trust (as defined in the SECURITIES ACT (Alberta)); to enter into any other obligations on behalf of the Trust; or enter into any subordination agreement on behalf of the Trust or any other person, and to assign, charge, pledge, hypothecate, convey, transfer, mortgage, subordinate, and grant any security interest, mortgage or encumbrance over or with respect to all or any of the Trust Fund or to subordinate the interests of the Trust in the Trust Fund to any other person;

(h) to possess and exercise all the rights, powers and privileges pertaining to the ownership of all or any part of the assets of the Trust, to the same extent that an individual might, unless otherwise limited herein, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more persons, which proxies and power of attorney may be for meetings or action generally or for any particular meeting or action and may include the exercise of discretionary power;

(i) where reasonably required, to engage or employ any persons as agents, representatives, employees administrator, consultants or independent contractors (including, without limitation, investment advisers, registrars, underwriters, accountants, lawyers, appraisers, brokers or otherwise) in one or more capacities;

(j) to collect, sue for and receive all sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, demands or other litigation relating to the Trust, the assets of the Trust or the Trust's affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding the arbitration, adjudication or settlement thereof, provided that prior to taking any such action the Trustee may require from the Corporation a specific indemnity in relation thereto and funding with respect to the expenses or costs associated with such action. The Trustee shall in any event be reimbursed by the Corporation for all costs and expenses incurred in respect of the matters provided for in this Subsection;

(k) to arrange for insurance contracts and policies insuring the assets of the Trust against any and all risks and insuring the Trust and/or any or all of the Trustee or the Unitholders against any and all claims and liabilities of any nature asserted by any person arising by reason of any action alleged to have been taken or omitted by the Trust or by the Trustee or Unitholders;

(l) to cause legal title to any of the assets of the Trust to be held by and/or in the name of the Trustee, or except as prohibited by law, by and/or in the name of the Trust, or any other person, on such terms, in such manner, with such powers in such person as the Trustee may determine and with or without disclosure that the Trust or the Trustee is interested therein, provided that should legal title to any of the assets of the Trust be held by and/or in the name of any person other than the Trustee or the Trust, the Trustee shall require such person to execute a trust agreement acknowledging that legal title to such assets is held in trust for the benefit of the Trust;

(m) to make, execute, acknowledge and deliver any and all deeds, contracts, waivers, releases or other documents of transfer and any and all other instruments in writing necessary or proper for the accomplishment of any of the powers herein granted;

(n)      to pay out of the Trust Fund the Trust Expenses;

(o) except as prohibited by law, to delegate any or all of the management and administrative powers and duties of the Trustee to the Corporation or to any one or more agents, representatives, officers, employees, independent contractors or other persons without liability to the Trustee except as provided in this Indenture;

(p) to guarantee the obligations of the Corporation or any other Affiliate of the Trust pursuant to any debt for borrowed money or obligations resulting or arising from hedging instruments incurred by the Corporation or any such Affiliate, as the case may be, and pledging securities issued by the Corporation or the Affiliate, as the case may be, as security for such guarantee provided that such guarantee is incidental to the Trust's direct or indirect investment in the Corporation or any such Affiliate or the business and affairs (existing or proposed) of the Corporation or any such Affiliate, and each such guarantee entered into by the Trustee shall be binding upon, and enforceable in accordance with its terms against, the Trust;

(q) notwithstanding any limitations contained in this Indenture or any other contracts or obligations of the Trustee or the Trust and the introductory proviso to this Section 7.2, to enter into on behalf of the Trust and observe and perform its obligations and the obligations of the Trust under any agreements with any Lender, including, without limitation, compliance with any provisions thereof which may restrict the powers of the Trustee hereunder or preclude the Trustee from acting in certain circumstances on resolutions of the Unitholders as might otherwise be provided for hereunder, and each such agreement entered into by the Trustee shall be binding upon, and enforceable in accordance with its terms against, the Trust;

(r) to enter into a subordination agreement with any Lender to the Corporation or any Affiliate of the Trust pursuant to which the Trust agrees to subordinate its right to receive income (or any other obligations of the Corporation or any Affiliate to the Trust) to the right of any such Lender to be paid obligations owing to it by the Corporation or any Affiliate of the Trust, and which agreement may further provide, without limitation, that in the event of a default by the Corporation or any such Affiliate to any of its Lenders, including any such default in connection with credit or debt facilities, swap or hedging agreements or any other ancillary facilities, none of the Corporation or any such Affiliate will make any further payments in respect of such obligations to the Trust and the Trust will not make any further cash distributions to Unitholders, and each such subordination entered into by the Trustee shall be binding upon, and enforceable in accordance with its terms against, the Trust;

(s) to do all such other acts and things as are incidental to this Section 7.2, and to exercise all powers which are necessary or useful to carry on the business of the Trust, to promote any of the purposes for which the Trust is formed and to carry out the provisions of this Indenture;

(t) to use reasonable efforts to ensure that the Trust complies at all times with the requirements of Subsections 108(2) and 132(6) of the Tax Act;

(u) to advance any amount to the Corporation or any other Affiliate of the Trust as a loan, including amounts in the Capital Fund which may be advanced to the Corporation to finance future acquisition and development of the Properties;

(v)      to enter into, perform and enforce the Material Contracts;

(w)      without limiting any of the provisions hereof, to pay out of the Trust
         Fund:

         (i)      Agent's Fees and Underwriter's Fees;

         (ii) the purchase price of Direct Royalties and amounts in respect of Permitted Investments and Subsequent Investments;

         (iii)    Issue Expenses; and

         (iv)     all  expenses   incurred  in  connection  with  the  Plan  of
                  Arrangement and the Trust Reorganization;

         all as contemplated by the Offering Documents, this Indenture, or the other Material Contracts;

(x) to charge, mortgage, hypothecate and/or pledge on behalf of the Trust all or any of the currently owned or subsequently acquired monies, properties and assets comprising the Trust Fund to secure any monies borrowed, and to execute and deliver a guarantee or other assurance in favour of any Lender for the obligations of the Corporation, or any Affiliate of the Trust, the Corporation and any security, deposit or offset agreements or arrangements in respect of any such guarantee or assurance and each such agreement entered into by the Trustee shall be binding upon, and enforceable in accordance with its terms against, the Trust;

(y) to convey the Direct Royalties in connection with any security to or realization by any Lender upon the Properties;

(z) to form any subsidiary of the Trust for the purpose of making any Subsequent Investment and entering into or amending any unanimous shareholders agreement or other agreement on such terms as may be approved by the board of directors of the Corporation;

(aa)     to  provide   indemnities  for  the  directors  and  officers  of  any
         Affiliates;

(bb)     to hold the Notes issued by the Corporation;

(cc)     to distribute Notes as provided in Article 18;

(dd) to vote Subsequent Investments held by the Trust which carry voting rights in such manner as may be approved by the board of directors of the Corporation; and

(ee) without limit as to amount, cost, or conditions of reimbursement, to issue any type of debt securities or convertible debt securities and to borrow money or incur any other form of indebtedness for the purpose of carrying out the purposes of the Trust or for other expenses incurred in connection with the Trust and for such purposes may draw, make, execute and issue promissory notes and other negotiable and non-negotiable instruments or securities and evidences of indebtedness, secure the payment of sums so borrowed or indebtedness incurred and mortgage, pledge, assign or grant a security interest in any money owing to the Trust or engage in any other means of financing the Trust.

7.3               RESTRICTIONS ON THE TRUSTEE'S POWERS

                  Notwithstanding anything contained in this Indenture:

(a) the Trustee shall not vote, or cause to be voted, as the case may be, the Shares with respect to: the election of directors of the Corporation, or the appointment of auditors of the Corporation; or, the approval of the financial statements of the Corporation (if required by applicable legislation); except in accordance with an Ordinary Resolution adopted at an annual meeting of Unitholders;

(b) the Trustee shall not, after the Date of Closing, vote, or cause to be voted, as the case may be, the Shares to authorize:

         (i) any sale, lease or other disposition of, or any interest in, all or substantially all of the assets of the Corporation, except in conjunction with an internal reorganization of the direct or indirect assets of the Corporation as a result of which either the Corporation or the Trust has the same, or substantially similar, interest, whether direct or indirect, in the assets as the interest, whether direct or indirect, that it had prior to the reorganization;

         (ii) any statutory amalgamation of the Corporation with any other corporation or any amalgamation, merger or other transaction, as the case may be, of the Corporation with any other entity, except in conjunction with an internal reorganization as referred to in paragraph (i) above;

         (iii) any statutory arrangement involving the Corporation, except in conjunction with an internal reorganization as referred to in paragraph (i) above;

         (iv) any amendment to the articles of the Corporation to increase or decrease the minimum or maximum number of directors; or

         (v) any material amendment to the articles of the Corporation to change the authorized share capital or amend the rights, privileges, restrictions and conditions attaching to any class of the Corporation's Shares in a manner which may be prejudicial to the Trust other than the creation of additional classes of Exchangeable Shares;

         without the approval of the Unitholders by Special Resolution at a meeting of Unitholders called for that purpose.

7.4               BANKING

                  The banking activities of the Trust, or any part thereof, shall be transacted with such financial institution (including the Trustee or an Affiliate thereof) or other person carrying on a financial services business as the Trustee may designate, appoint or authorize from time to time and all such financial services business, or any part thereof, shall be transacted on the Trust's behalf by such one or more officers of the Trustee and/or other persons as the Trustee may designate, appoint or authorize from time to time (who may be officers or employees of the Corporation) including, but without restricting the generality of the foregoing, the operation of the Trust's accounts; the making, signing, drawing, accepting, endorsing, negotiating, lodging, depositing or transferring of any cheques, promissory notes, drafts, bankers' acceptances, bills of exchange, letters of credit and orders for the payment of money; the giving of receipts for and orders relating to any property of the Trust; the execution of any agreement relating to any property of the Trust; the execution of any agreement relating to any such financial services business and defining the rights and powers of the parties hereto; and the authorizing of any officer of such financial institution, or any trustee or agent thereof to do any act or thing on the Trust's behalf to facilitate such banking business.

7.5               STANDARD OF CARE

                  Except as otherwise provided herein, the Trustee shall exercise its powers and carry out its functions hereunder as Trustee honestly, in good faith and in the best interests of the Trust and the Unitholders and, in connection therewith, shall exercise that degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances, subject to compliance by the Trustee with any agreements contemplated hereby which may be binding on the Trustee or the Trust. Unless otherwise required by law, the Trustee shall not be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustee, in its capacity as trustee, shall not be required to devote its entire time to the business and affairs of the Trust.

7.6               FEES AND EXPENSES

                  The Trustee shall be paid by the Corporation such fees as may be agreed upon from time to time by the Corporation and the Trustee and if such fees are not paid by the Corporation within 30 days after the date of any invoice in respect thereof, the Trustee shall be entitled to have such fees paid out of the Trust Fund. As part of the Trust Expenses, the Trustee may pay or cause to be paid reasonable fees, costs and expenses incurred in connection with the administration and management of the Trust, including (without limitation) fees of auditors, lawyers, appraisers and other agents, consultants and professional advisers employed by or on behalf of the Trust and the cost of reporting or giving notices to Unitholders. All costs, charges and expenses (including any amounts payable to the Trustee under Section 7.8 or 7.9) properly incurred by the Trustee on behalf of the Trust shall be payable by the Corporation, and if any such costs, charges and expenses are not paid by the Corporation within 30 days after the date of any invoice in respect thereof, the Trustee shall be entitled to have such costs, charges and expenses paid out of the Trust Fund. The Trustee shall have a lien on the Trust Fund (which shall have priority over the interests of the Unitholders pursuant hereto) to enforce payment of the fees, costs, expenses and other amounts payable or reimbursable by the Trust to the Trustee.

7.7               LIMITATIONS ON LIABILITY OF TRUSTEE

                  The Trustee, its directors, officers, employees, shareholders and agents shall not be liable to any Unitholder or any other person, in tort, contract or otherwise, in connection with any matter pertaining to the Trust or the Trust Fund, arising from the exercise by the Trustee of any powers, authorities or discretion conferred under this Indenture, including, without limitation, any action taken or not taken in good faith in reliance on any documents that are, PRIMA FACIE, properly executed, any depreciation of, or loss to, the Trust Fund incurred by reason of the sale of any asset, any inaccuracy in any evaluation provided by any appropriately qualified person, any reliance on any such evaluation, any action or failure to act of the Corporation, or any other person to whom the Trustee has, with the consent of the Corporation, delegated any of its duties hereunder, or any other action or failure to act (including failure to compel in any way any former trustee to redress any breach of trust or any failure by the Corporation to perform its duties under or delegated to it under this Indenture or any other contract), unless such liabilities arise out of the negligence, wilful default or fraud of the Trustee or any of its directors, officers, employees, shareholders, or agents. If the Trustee has retained an appropriate expert or adviser or Counsel with respect to any matter connected with its duties under this Indenture or any other contract, the Trustee may act or refuse to act based on the advice of such expert, adviser or Counsel, and the Trustee shall not be liable for and shall be fully protected from any loss or liability occasioned by any action or refusal to act based on the advice of any such expert, adviser or Counsel. In the exercise of the powers, authorities or discretion conferred upon the Trustee under this Indenture, the Trustee is and shall be conclusively deemed to be acting as Trustee of the assets of the Trust and shall not be subject to any personal liability for any debts, liabilities, obligations, claims, demands, judgments, costs, charges or expenses against or with respect to the Trust or the Trust Fund.

7.8               INDEMNIFICATION OF TRUSTEE

                  The Trust (to the extent of the Trust Fund) is liable to, and shall indemnify and save harmless the Trustee and each of its directors, officers, employees, shareholders and agents in respect of:

(a) any liability and all costs, charges and expenses sustained or incurred in respect of any action, suit or proceeding that is proposed or commenced against the Trustee or against such directors, officers, employees, shareholders or agents, as the case may be, for or in respect of any act, omission or error in respect of the Trust and the Trustee's execution of all duties and responsibilities and exercise of all powers and authorities pertaining thereto; and

(b) all other costs, charges, taxes, penalties and interest in respect of unpaid taxes; and

(c) all other expenses and liabilities sustained or incurred by the Trustee in respect of the administration or termination of the Trust;

unless any of the foregoing arise out of the negligence, wilful default or fraud of the Trustee or any of its directors, officers, employees, shareholders or agents, in which case the provisions of this Section 7.8 shall not apply.

7.9               ENVIRONMENTAL INDEMNITY

                  The Trust (to the extent of the Trust Fund) is liable to, and shall indemnify and save harmless, the Trustee, its directors, officers, employees, shareholders and agents, and all of their successors and assigns (collectively, the "INDEMNIFIED PARTIES") against any loss, expense, claim, charge, damage, penalty, liability or asserted liability (including strict liability and costs and expenses of abatement and remediation of spills or releases of contaminants and liabilities of the Indemnified Parties to third parties, including governmental agencies, in respect of bodily injuries, property damage, damage to or impairment of the environment or any other injury or damage and including liabilities of the Indemnified Parties to third parties for the third parties' foreseeable and unforeseeable consequential damages) incurred as a result of:

(a)      the administration of the Trust created hereby; or

(b)      the exercise by the Trustee of any rights or obligations hereunder;

and which result from or relate, directly or indirectly, to;

(c) the presence or release or threatened presence or release of any contaminants, by any means or for any reason, on or in respect of the Properties, whether or not such presence or release or threatened presence or release of the contaminants was under the control, care or management of the Trust, the Corporation, or of a previous owner or operator of a Property;

(d) any contaminant present on or released from any property adjacent to or in the proximate area of the Properties;

(e) the breach or alleged breach of any federal, provincial or municipal environmental law, regulation, bylaw, order, rule or permit by the Trust, the Corporation or an owner or operator of a Property; or

(f) any misrepresentation or omission of a known fact or condition made by the Corporation relating to any Property.

                  For the purpose of this Section 7.9, "liability" shall include: (i) liability of an Indemnified Party for costs and expenses of abatement and remediation of spills and releases of contaminants; (ii) liability of an Indemnified Party to a third party to reimburse the third party for bodily injuries, property damage and other injuries or damages which the third party suffers, including (to the extent, if any, that the Indemnified Party is liable therefor) foreseeable and unforeseeable consequential damages suffered by the third party; and (iii) liability of the Indemnified Party for damage to or impairment of the environment.

                  Notwithstanding the foregoing, the Trust shall not be liable to indemnify an Indemnified Party against any loss, expense, claim, liability or asserted liability to the extent resulting from the negligence, wilful default or fraud of the Indemnified Party.

7.10              APPARENT AUTHORITY

                  No purchaser, transfer agent or other person dealing with the Trustee or with any officer, employee or agent of the Trustee shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustee or by such officer, employee or agent or make inquiry concerning, or be liable for, the application of money or property paid, lent or delivered to or on the order of the Trustee or of such officer, employee or agent. Any person dealing with the Trustee in respect of any matter pertaining to the Trust Fund and any right, title or interest therein shall be entitled to rely on a certificate, statutory declaration or resolution executed or certified on behalf of the Trustee as to the capacity, power and authority of any officer, employee or any other person to act for and on behalf and in the name of the Trust.

7.11              NOTICE TO UNITHOLDERS OF NON-ELIGIBILITY FOR DEFERRED INCOME
                  PLANS

                  If the Trustee becomes aware that the Trust Units have ceased to be eligible investments for registered retirement savings plans, registered retirement income funds, registered education savings plans and deferred profit sharing plans (all within the meaning of the Tax Act) or any of such plans, the Corporation shall give notice to Unitholders at their latest address as shown on the register of Unitholders that Trust Units have ceased to be eligible investments for such plans. Notwithstanding the foregoing, the Trustee and the Corporation shall not be liable to the Trust or to any Unitholder for any costs, expenses, charges, penalties or taxes imposed upon a Unitholder as a result of or by virtue of a Trust Unit not being an eligible investment for any such plan, notwithstanding any failure or omission of the Corporation to have given such notice, provided the Trustee has complied with Section 7.5.

7.12              DECLARATION AS TO BENEFICIAL OWNERSHIP

                  The Trustee may require any Unitholder, as shown on the register of Unitholders, to provide a declaration in a form prescribed by the Corporation as to the beneficial ownership of Trust Units registered in such Unitholder's name and as to the jurisdiction in which such beneficial owners are resident.

7.13              CONDITIONS PRECEDENT TO TRUSTEE'S OBLIGATIONS TO ACT

                  The obligation of the Trustee to call any meeting pursuant to
Article  10 or to  commence  to wind up the  affairs of the Trust  pursuant  to
Article 12 shall be conditional upon the Unitholders or another person furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity (to the extent sufficient funds for such purpose are not available in the Trust Fund) reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred therein and any loss and damage it may suffer by reason thereof and the obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing the rights of the Trustee and of the Unitholders shall, if required by notice in writing by the Trustee, be subject to the same conditions as to funding and indemnity. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

7.14              SURVIVAL OF INDEMNITIES

                  All indemnities, all limitations of liability and all other provisions for the protection of the Trustee provided for in this Indenture shall survive the termination of this Indenture under Article 12 and the removal or resignation of the Trustee under Article 6.

7.15              TRUSTEE MAY HAVE OTHER INTERESTS

                  Subject to applicable securities laws, and without affecting or limiting the duties and responsibilities or the limitations and indemnities provided in this Indenture, the Trustee is hereby expressly permitted to:

(a) be an Associate or an Affiliate of a person from or to whom assets of the Trust have been or are to be purchased or sold;

(b) be, or be an Associate or an Affiliate of, a person with whom the Trust or the Corporation contracts or deals or which supplies services to the Trust or the Corporation;

(c) acquire, hold and dispose of, either for its own account or the accounts of its customers, any assets not constituting part of the Trust Fund, even if such assets are of a character which could be held by the Trust, and exercise all rights of an owner of such assets as if it were not a trustee;

(d) carry on its business as a trust company in the usual course while it is the Trustee, including the rendering of trustee or other services to other trusts and other persons for gain; and

(e) derive direct or indirect benefit, profit or advantage from time to time as a result of dealing with the Trust or the relationships, matters, contracts, transactions, affiliations or other interests stated in this Section 7.15 without being liable to the Trust or any Unitholder for any such direct or indirect benefit, profit or advantage.

Subject to applicable laws, none of the relationships, matters, contracts, transactions, affiliations or other interests permitted above shall be, or shall be deemed to be or to create, a material conflict of interest with the Trustee's duties hereunder.

7.16              DOCUMENTS HELD BY TRUSTEE

                  Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any chartered bank in Canada, including an Affiliate of the Trustee, or deposited for safekeeping with any such bank.

                                   ARTICLE 8
                              DELEGATION OF POWERS

8.1               GENERAL DELEGATION TO THE CORPORATION

                  Except as expressly prohibited by law, the Trustee may grant or delegate to the Corporation such authority as the Trustee may in its sole discretion deem necessary or desirable to effect the actual administration of the duties of the Trustee under this Indenture, without regard to whether such authority is normally granted or delegated by trustees. The Trustee may grant broad discretion to the Corporation to administer and manage the day-to-day operations of the Trust Fund, to act as agent for the Trust Fund, to execute documents on behalf of the Trust Fund and to make executive decisions which conform to general policies and general principles set forth herein or previously established by the Trustee. The Corporation shall have the powers and duties expressly provided for herein and in any other agreement providing for the management or administration of the Trust (including the Administration Agreement) including, without limitation, the power to retain and instruct such appropriate experts or advisors to perform those duties and obligations herein which it is not qualified to perform (and the Corporation shall notify the Trustee of the name of the person or persons retained or instructed and the terms and conditions thereof). Upon the closing of the Arrangement or such other time as is directed by the Trustee, the Trustee shall enter into an Administration Agreement with the Corporation. The Corporation, in its capacity as administrator and manager of the Trust, may be referred to hereunder or in any other document or agreement executed by it in such capacity as either the "ADMINISTRATOR" or the "MANAGER".

8.2               SIGNIFICANT MATTERS DELEGATION

                  The   Trustee   hereby    delegates   to   the    Corporation
responsibility for any or all matters relating to the following: (i) an Offering; (ii) ensuring compliance with all applicable laws, including in relation to an Offering; (iii) all matters relating to the content of any Offering Documents, the accuracy of the disclosure contained therein, and the certification thereof; (iv) all matters concerning the terms of, and amendment from time to time of the Material Contracts; (v) all matters concerning any subscription agreement or Underwriting Agreement or Agency Agreement providing for the sale or issue of Trust Units or securities convertible for or exchangeable into Trust Units or rights to Trust Units; (v) all matters relating to the redemption of Trust Units; (vi) all matters relating to the voting rights on any investments in the Trust Fund or any Subsequent Investments; (vii) all matters relating to the specific powers and authorities set forth in Section 7.2(g), 7.2(p), 7.2(r) and Section 7.4; (viii) all matters relating to the Plan of Arrangement and the Trust Reorganization; and (ix) the adoption of a Unitholder rights plan and without limitation those matters set forth in Section 7.1(b) hereof.

8.3               ACCEPTANCE OF DELEGATION

                  The Corporation accepts the delegations in this Article 8 and agrees that, in respect of such matters, it shall carry out its functions honestly, in good faith and in the best interests of the Trust and the Unitholders and, in connection therewith, shall exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. The Corporation may, and if directed by the Corporation in writing the Trustee shall, execute any agreements on behalf of the Trust as the Corporation shall have authorized within the scope of any authority delegated to it hereunder.

8.4               POWER OF ATTORNEY

                  Without limiting any of the other provisions of this Article 8, the Trustee hereby delegates to the Corporation from time to time the full power and authority, and constitutes the Corporation its true and lawful attorney in fact, to sign on behalf of the Trust:

(a) all rights plans, prospectuses, annual information forms, management proxy circulars, other Offering Documents and any other documents ancillary or similar thereto required to be signed by the Trust from time to time, including any Agency Agreements, indemnity agreements (pursuant to which the Trust and not the Trustee provides indemnities) or documents ancillary or similar thereto; and

(b) any and all agreements relating to the Plan of Arrangement and the Trust Reorganization and any document ancillary or similar thereto required to be signed by the Trust from time to time, including all documents relating to the incorporation and organization of AcquisitionCo.

8.5               LIABILITY OF TRUSTEE

                  The Trustee shall have no liability or responsibility for any matters delegated to the Corporation hereunder or under any of the Material Contracts, and the Trustee, in relying upon the Corporation and in entering into the Material Contracts, shall be deemed to have complied with its obligations under Section 7.5 and shall be entitled to the benefit of the indemnities, limitations of liability and other protection provisions provided for herein.

                                   ARTICLE 9
                                   AMENDMENT

9.1               AMENDMENT

                  Except as specifically provided otherwise herein, the provisions of this Indenture and the Administration Agreement, may only be amended by the Trustee with the consent of the Unitholders by Special Resolution.

                  Any of the provisions of this Indenture may be amended by the Trustee at any time or times, without the consent, approval or ratification of any of the Unitholders or any other person for the purpose of:

(a) ensuring that the Trust will comply with any applicable laws or requirements of any governmental agency or authority of Canada or of any province;

(b) ensuring that the Trust will satisfy the provisions of each of subsections 108(2) and 132(6) of the Tax Act as from time to time amended or replaced;

(c) ensuring that such additional protection is provided for the interests of Unitholders as the Trustee may consider expedient;

(d) removing or curing any conflicts or inconsistencies between the provisions of this Indenture or any supplemental indenture, any Direct Royalties Sale Agreement and any other agreement of the Trust or any Offering Document with respect to the Trust, or any applicable law or regulation of any jurisdiction, provided that in the opinion of the Trustee the rights of the Trustee and of the Unitholders are not prejudiced thereby;

(e) providing for the electronic delivery by the Trust to Unitholders of documents relating to the Trust (including annual and quarterly reports, including financial statements, notices of Unitholder meetings and information circulars and proxy related materials) at such time as applicable securities laws have been amended to permit such electronic delivery in place of normal delivery procedures, provided that such amendments to the Indenture are not contrary to or do not conflict with such laws;

(f) curing, correcting or rectifying any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions, provided that in the opinion of the Trustee the rights of the Trustee and of the Unitholders are not prejudiced thereby; and

(g) making any modification in the form of Trust Unit Certificates to conform with the provisions of this Indenture, or any other modifications, provided the rights of the Trustee and of the Unitholders are not prejudiced thereby.

Notwithstanding the foregoing, no amendment shall reduce the percentage of votes required to be cast at a meeting of the Unitholders for the purpose of amending this Section 9.1 without the consent of the holders of all of the Trust Units then outstanding.

                                   ARTICLE 10
                            MEETINGS OF UNITHOLDERS

10.1              ANNUAL AND SPECIAL MEETINGS OF UNITHOLDERS

                  Annual meetings of the Unitholders shall be called by the Trustee, commencing in 2004, on a day, at a time and at a place to be set by the Corporation. The business transacted at such meetings shall include the transaction of such business as Unitholders may be entitled to vote upon as hereinafter provided in this Article 10, or as the Corporation may determine. Special meetings of the Unitholders may be called at any time by the Corporation and shall be called by the Corporation upon a written request of Unitholders holding in the aggregate not less than 20% of the Trust Units then outstanding, such request specifying the purpose or purposes for which such meeting is to be called. Meetings of Unitholders shall be held in the City of Calgary, or at such other place as the Corporation shall designate. The Chairman of any annual or special meeting shall be a person designated by the Corporation for the purpose of such meeting except that, on the motion of any Unitholder, any person may be elected as Chairman by a majority of the votes cast at the meeting instead of such designated person or in the event that no person shall be designated by the Corporation.

10.2              NOTICE OF MEETINGS

                  Notice of all meetings of Unitholders shall be given by unregistered mail postage prepaid addressed to each Unitholder at his registered address, mailed at least 21 days and not more than 50 days before the meeting. Such notice shall set out the time when, and the place where, such meeting is to be held and shall specify the nature of the business to be transacted at such meeting in sufficient detail to permit a Unitholder to form a reasoned judgment thereon, together with the text of any resolution in substantially final form proposed to be passed. Any adjourned meeting may be held as adjourned without further notice. The accidental omission to give notice to or the non-receipt of such notice by the Unitholders shall not invalidate any resolution passed at any such meeting.

10.3              QUORUM

                  At any meeting of the Unitholders, subject as hereinafter provided, a quorum shall consist of two or more persons either present in person or represented by proxy and representing in the aggregate not less than 5% of the outstanding Trust Units. If a quorum is not present at the appointed place on the date for which the meeting is called within one half hour after the time fixed for the holding of such meeting, the meeting, if convened on the requisition of Unitholders, shall be dissolved, but in any other case it shall stand adjourned to such day being not less than fourteen (14) days later and to such place and time as may be appointed by the Chairman of the meeting. If at such adjourned meeting a quorum as above defined is not present, the Unitholders present either personally or by proxy shall form a quorum, and any business may be brought before or dealt with at such an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same.

10.4              VOTING RIGHTS OF UNITHOLDERS

                  Only Unitholders of record shall be entitled to vote and each Trust Unit shall entitle the holder or holders of that Trust Unit to one vote at any meeting of the Unitholders. Every question submitted to a meeting, other than a Special Resolution, shall, unless a poll vote is demanded, be decided by a show of hands vote, on which every person present and entitled to vote shall be entitled to one vote. At any meeting of Unitholders, any holder of Trust Units entitled to vote thereat may vote by proxy and a proxy need not be a Unitholder, provided that no proxy shall be voted at any meeting unless it

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                                       28


shall have been placed on file with the Trustee, or with such agent of the Trustee as the Trustee may direct, for verification prior to the commencement of such meeting no later than the time for which proxies are to have been received as set forth in the notice of such meeting. If approved by the Trustee, proxies may be solicited in the name of the Trustee. When any Trust Unit is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Unit, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners of their proxies so present disagree as to any vote to be cast, the joint owner present or represented whose name appears first in the register maintained pursuant to Section 11.3 shall be entitled to cast such vote.

10.5              RESOLUTIONS

(a) The Trustee shall in accordance with an Ordinary Resolution passed by the Unitholders: (i) change the Auditors as provided in Section 15.3; and (ii) elect the directors of the Corporation.

(b) The Trustee shall in accordance with a Special Resolution passed by the Unitholders:

         (i)      subject to Section 9.1, amend this Indenture;

         (ii)     subdivide or consolidate Trust Units;

         (iii) sell or agree to sell the property of the Trust Fund as an entirety or substantially as an entirety;

         (iv)     resign if removed pursuant to Section 6.3; and

         (v) commence to wind-up and wind-up the affairs of the Trust if requested pursuant to Section 12.2.

Except with respect to the above matters set out in this Section 10.5 and the matters set forth in Sections 6.3, 6.4 and 12.2 hereof, no action taken by the Unitholders or resolution of the Unitholders at any meeting shall in any way bind the Trustee.

10.6              MEANING OF "SPECIAL RESOLUTION"

                  The expression "Special Resolution" when used in this Indenture means, subject as hereinafter in this Article provided, a resolution proposed to be passed as a special resolution at a meeting of Unitholders (including an adjourned meeting) duly convened for the purpose and held in accordance with the provisions of this Article at which two or more holders of at least 10% of the aggregate number of Trust Units then outstanding are present in person or by proxy and passed by the affirmative votes of the holders of not less than 66 2/3% of the Trust Units represented at the meeting and voted on a poll upon such resolution.

                  If, at any such meeting, the holders of 10% of the aggregate number of Trust Units outstanding are not present in person or represented by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by or on the requisition of Unitholders, shall be dissolved; but in any other case it shall stand adjourned to such date, being not less than 21 nor more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' prior notice shall be given of the time and place of such adjourned meeting in the manner provided in
Section 10.2. Such notice shall state that at the adjourned meeting the Unitholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting, the Unitholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in this Section 10.6 shall be a Special Resolution within the meaning of this Indenture, notwithstanding that the holders of less than 10% of the aggregate number of Trust Units then outstanding are present or represented by proxy at such adjourned meeting.

                  Votes on a Special Resolution shall always be given on a poll and no demand for a poll on a Special Resolution shall be necessary. No Special Resolution changing or amending any provision hereof relating to or affecting:

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                                       29


(i) the Trustee, including the qualification, powers, authorities, appointment, removal or resignation thereof; or (ii) the provisions of Articles 9, 10 or 12 shall be effective prior to 60 days from the adoption thereof in accordance with the provisions hereof or such shorter period as may be approved by Unitholders.

10.7              RECORD DATE FOR VOTING

                  For the purpose of determining the Unitholders who are entitled to vote or act at any meeting or any adjournment thereof, the Trustee may fix a date not more than 50 days and not less than 21 days prior to the date of any meeting of Unitholders as a record date for the determination of Unitholders entitled to vote at such meeting or any adjournment thereof, and any Unitholder who was a Unitholder at the time so fixed shall be entitled to vote at such meeting or any adjournment thereof even though he has since that time disposed of his Trust Units, and no Unitholder becoming such after that time shall be so entitled to vote at such meeting or any adjournment thereof. In the event that the Trustee does not fix a record date for any meeting of Unitholders, the record date for such meeting shall be the Business Day immediately preceding the date upon which notice of the meeting is given as provided under Section 10.2.

10.8              BINDING EFFECT OF RESOLUTIONS

                  Every Ordinary Resolution and every Special Resolution passed in accordance with the provisions of this Indenture at a meeting of Unitholders shall be binding upon all the Unitholders, whether present at or absent from such meeting, and each and every Unitholder shall be bound to give effect accordingly to every such Ordinary Resolution and Special Resolution.

10.9              SOLICITATION OF PROXIES

                  A Unitholder shall have the right to appoint a proxy to attend and act for the Unitholder at any meeting of Unitholders. The Trustee shall solicit proxies from Unitholders in connection with all meetings of Unitholders. In connection therewith, the Trustee shall comply, as near as may be possible, with all provisions of the ABCA and the requirements of Canadian securities legislation applicable to the solicitation of proxies.

10.10             NO BREACH

                  Notwithstanding any provisions of this Indenture, Unitholders shall have no power to effect any amendment hereto which would require the Trustee to take any action or conduct the affairs of the Trust in a manner which would constitute a breach or default by the Trust or the Trustee under any agreement binding on or obligation of the Trust or the Trustee.

                                   ARTICLE 11
             CERTIFICATES, REGISTRATION AND TRANSFER OF TRUST UNITS

11.1              NATURE OF TRUST UNITS

                  The nature of a Trust Unit and the relationship of a Unitholder to the Trustee and the relationship of one Unitholder to another is as described in Sections 2.4 and Subsection 2.5(c) and the provisions of this
Article 11 shall not in any way alter the nature of Trust Units or the said relationships of a Unitholder to the Trustee and of one Unitholder to another, but are intended only to facilitate, as applicable, the issuance of certificates or entry on the register of Unitholders evidencing the beneficial ownership of Trust Units and the recording of all such transactions whether by the Trust, securities dealers, stock exchanges, transfer agents, registrars or other persons.

11.2              CERTIFICATES

(a)      Trust Units shall be:

         (i)      represented by certificates; or

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                                       30


         (ii) uncertified Trust Units evidenced by a book-entry system maintained by the Trustee or by a Transfer Agent designated to act on behalf and under the direction of the Trustee; or

         (iii)    a combination of (i) and (ii) above,

(b) If Trust Units are represented by certificates, the form of certificate representing Trust Units shall be substantially as set out in the Schedule hereto or such other form as is authorized from time to time by the Trustee. Each such certificate shall bear an identifying serial number and shall be certified manually on behalf of the Trustee. Any additional signature required by the Trustee to appear on such certificate may be printed, lithographed or otherwise mechanically reproduced thereon and, in such event, certificates so signed are as valid as if it had been signed manually. Any certificate which has one manual signature as hereinbefore provided shall be valid notwithstanding that one or more of the persons whose signature is printed, lithographed or mechanically reproduced no longer holds office at the date of issuance of such certificate. The Trust Certificates may be engraved, printed or lithographed, or partly in one form and partly in another, as the Trustee may determine.

(c) Any Trust Unit Certificate validly issued prior to the date hereof in accordance with the terms of this Indenture in effect at such time shall validly represent issued and outstanding Trust Units, notwithstanding that the form of such Trust Unit Certificate may not be in the form currently required by this Indenture.

11.3              REGISTER OF UNITHOLDERS

                  A register  shall be maintained  at the  principal  corporate trust office of the Trustee in the City of Calgary by the Trustee or by a Transfer Agent designated to act on behalf and under the direction of the Trustee, which register shall contain the names and addresses of the Unitholders, the respective numbers of Trust Units held by them, if applicable, the certificate numbers of the certificates representing such Trust Units and a record of all transfers thereof. Branch transfer registers shall be maintained at such other offices of the Trustee or Transfer Agent as the Trustee may from time to time designate. The Trustee shall designate an office in the City of Toronto at which a branch register shall be maintained. Except in the case of the registers required to be maintained at the Cities of Calgary and Toronto, the Trustee shall have the power at any time to close any register of transfers and in that event shall transfer the records thereof to another existing register or to a new register.

                  Only Unitholders whose Trust Units are so recorded shall be entitled to receive distributions or to exercise or enjoy the rights of Unitholders hereunder. The Trustee shall have the right to treat the person registered as a Unitholder on the register of the Trust as the owner of such Trust Units for all purposes, including, without limitation, payment of any distribution, giving notice to Unitholders and determining the right to attend and vote at meetings of Unitholders, and the Trustee shall not be bound to recognize any transfer, pledge or other disposition of a Trust Unit or any attempt to transfer, pledge or dispose of a Trust Unit, or any beneficial interest or equitable or other right or claim with respect thereto, whether or not the Trustee shall have actual or other notice thereof, until such Trust Unit shall have been transferred on the register of the Trust as herein provided.

                  The register and the branch transfer register referred to in this Section 11.3 shall at all reasonable times be open for inspection by the Unitholders, the Corporation and the Trustee.

11.4              TRANSFER OF TRUST UNITS

(a) Subject to the provisions of this Article 11, the Trust Units shall be fully transferable without charge as between persons, but no transfer of Trust Units shall be effective as against the Trustee or shall be in any way binding upon the Trustee until the transfer has been recorded on the register or one of the branch transfer registers maintained by the Trustee or Transfer Agent. No transfer of a Trust Unit shall be recognized unless such transfer is of a whole Trust Unit.

(b) Subject to the provisions of this Article 11, Trust Units shall be transferable on the register or one of the branch transfer registers of Unitholders of the Trust only by the Unitholders of record thereof or their executors, administrators or other legal representatives or by their agents hereunto duly authorized in writing, and only upon

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                                       31


         delivery to the Trustee or to the Transfer Agent of the Trust if appointed, of the certificate therefor, if a certificate representing the Trust Units has been issued, properly endorsed or accompanied by a duly executed instrument of transfer or a duly executed instrument of transfer if a certificate representing the Trust Units has not been issued, in either case accompanied by all necessary transfer or other taxes imposed by law, together with such evidence of the genuineness of such endorsement, execution and authorization and other matters that may reasonably be required by the Trustee. Upon such delivery the transfer shall be recorded on the register of Unitholders and, if applicable, a new Trust Certificate for the residue thereof (if any) shall be issued to the transferor. Unless the Corporation agrees to assume liability for the transfer and exchange fees the Unitholder shall be responsible for such fees and expenses.

(c) Any person becoming entitled to any Trust Units as a consequence of the death, bankruptcy or incompetence of any Unitholder or otherwise by operation of law, shall be recorded as the holder of such Trust Units and, if applicable, shall receive a new Trust Certificate therefor only upon production of evidence satisfactory to the Trustee thereof and, if applicable, delivery of the existing Trust Certificate to the Trustee, but until such record is made the Unitholder of record shall continue to be and be deemed to be the holder of such Trust Units for all purposes whether or not the Trustee shall have actual or other notice of such death or other event.

11.5              TRUST UNITS HELD JOINTLY OR IN A FIDUCIARY CAPACITY

                  The Trustee may treat two or more persons holding any Trust Units as joint owners of the entire interest therein unless their ownership is expressly otherwise recorded on the register of the Trust, but no entry shall be made in the register or on any Trust Certificate that any person is in any other manner entitled to any future, limited or contingent interest in any Trust Units; provided, however, that any person recorded as a Unitholder may, subject to the provisions hereinafter contained, be described in the register or on any Trust Certificate as a fiduciary of any kind and any customary words may be added to the description of the holder to identify the nature of such fiduciary relationship. Where any Trust Unit is registered in more than one name, the distributions (if any) in respect thereof may be paid to the order of all such holders failing written instructions from them to the contrary and such payment shall be a valid discharge to the Trustee and any Transfer Agent. In the case of the death of one or more joint holders, the distributions (if any) in respect of any Trust Units may be paid to the survivor or survivors of such holders and such payment shall be a valid discharge to the Trustee and any Transfer Agent.

11.6              PERFORMANCE OF TRUST

                  The Trustee, the Unitholders and any officer or agent of the Trustee shall not be bound to be responsible for or otherwise inquire into or ensure the performance of any trust, express, implied or constructive, or of any charge, pledge or equity to which any of the Trust Units or any interest therein are or may be subject, or to ascertain or enquire whether any transfer of any such Trust Units or interests therein by any such Unitholder or by his personal representatives is authorized by such trust, charge, pledge or equity, or to recognize any person as having any interest therein except for the person recorded as a Unitholder.

11.7              LOST CERTIFICATES

                  In the event that any Trust Certificate is lost, stolen, destroyed or mutilated, the Trustee may authorize the issuance of a new Trust Certificate for the same number of Trust Units in lieu thereof. The Trustee may in its discretion, before the issuance of such new Trust Certificate, require the owner of the lost, stolen, destroyed or mutilated Trust Certificate, or the legal representative of the owner to make an affidavit or statutory declaration setting forth such facts as to the loss, theft, destruction or mutilation as the Trustee may deem necessary, to surrender any mutilated Trust Certificate and may require the applicant to supply to the Trust a "lost certificate bond" or a similar bond in such reasonable sum as the Trustee may direct indemnifying the Trustee and its agent for so doing. The Trustee shall have the power to require from an insurer or insurers a blanket lost security bond or bonds in respect of the replacement of lost, stolen, destroyed or mutilated Trust Certificates. The Trustee shall pay all premiums and other funds of money payable for such purpose out of the Trust Fund with such contribution, if any, by those insured as may be determined by the Trustee in its sole discretion. If such blanket lost security bond is required, the Trustee may authorize and direct (upon such terms and conditions as the Trustee may from time to time

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                                       32


impose) any agent to whom the indemnity of such bond extends to take such action to replace any lost, stolen, destroyed or mutilated Trust Certificate without further action or approval by the Trustee.

11.8              DEATH OF A UNITHOLDER

                  The death of a Unitholder during the continuance of the Trust shall not terminate the Trust or any of the mutual or respective rights and obligations created by or arising under this Indenture nor give such
Unitholder's personal representative a right to an accounting or take any action in court or otherwise against other Unitholders or the Trustee or the Trust Fund, but shall entitle the personal representatives of the deceased Unitholder to demand and receive, pursuant to the provisions hereof, a new Trust Certificate for Trust Units in place of the Trust Certificate, if any, held by the deceased Unitholder, and upon the acceptance thereof such personal representatives shall succeed to all rights of the deceased Unitholder under this Indenture.

11.9              UNCLAIMED INTEREST OR DISTRIBUTION

                  In the event that the Trustee shall hold any amount of interest or other distributable amount which is unclaimed or which cannot be paid for any reason, the Trustee shall be under no obligation to invest or reinvest the same but shall only be obliged to hold the same in a current non-interest-bearing account pending payment to the person or persons entitled thereto. The Trustee shall, as and when required by law, and may at any time prior to such required time, pay all or part of such interest or other distributable amount so held to the Public Trustee (or other appropriate Government official or agency) whose receipt shall be a good discharge and release of the Trustee.

11.10             EXCHANGES OF TRUST CERTIFICATES

                  Trust Certificates representing any number of Trust Units may be exchanged without charge for Trust Certificates representing an equivalent number of Trust Units in the aggregate. Any exchange of Trust Certificates may be made at the offices of the Trustee or at the offices of any Transfer Agent where registers are maintained for the Trust Certificates pursuant to the provisions of this Article 11. Any Trust Certificates tendered for exchange shall be surrendered to the Trustee or appropriate Transfer Agent and shall be cancelled. The Corporation shall reimburse the Trustee for all exchange fees associated with any such exchange.

11.11             OFFER FOR UNITS

(a)      In this Section 11.11:

         (i) "DISSENTING UNITHOLDER" means a Unitholder who does not accept an Offer referred to in Subsection (b) and includes any assignee of the Trust Unit of a Unitholder to whom such an Offer is made, whether or not such assignee is recognized under this Indenture;

         (ii) "OFFER" means an offer to acquire outstanding Trust Units where, as of the date of the offer to acquire, the Trust Units that are subject to the offer to acquire, together with the Offeror's Units, constitute in the aggregate 20% or more of all outstanding Trust Units;

         (iii) "OFFER TO ACQUIRE" includes an acceptance of an offer to sell;

         (iv) "OFFEROR" means a person, or two or more persons acting jointly or in concert, who make an Offer to acquire Trust Units;

         (v)      "OFFEROR'S  NOTICE" means the notice  described in Subsection
                  (c); and

         (vi) "OFFEROR'S UNITS" means Trust Units beneficially owned, or over which control or direction is exercised, on the date of an Offer by the Offeror, any Affiliate or Associate of the Offeror or any person or company acting jointly or in concert with the Offeror.

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                                       33


(b) If an Offer for all of the outstanding Trust Units (other than Trust Units held by or on behalf of the Offeror or an Affiliate or Associate of the Offeror) is made and:

         (i) within the time provided in the Offer for its acceptance or within 45 days after the date the Offer is made, whichever period is the shorter, the Offer is accepted by Unitholders representing at least 90% of the outstanding Trust Units, other than the Offeror's Units;

         (ii) the Offeror is bound to take up and pay for, or has taken up and paid for the Trust Units of the Unitholders who accepted the Offer; and

         (iii)    the Offeror complies with Subsections (c) and (e);

         the Offeror is entitled to acquire, and the Dissenting Unitholders are required to sell to the Offeror, the Trust Units held by the Dissenting Unitholders for the same consideration per Trust Unit payable or paid, as the case may be, under the Offer.

(c) Where an Offeror is entitled to acquire Trust Units held by Dissenting Unitholders pursuant to Subsection (b), and the Offeror wishes to exercise such right, the Offeror shall send by registered mail within 30 days after the date of termination of the Offer a notice (the "OFFEROR'S NOTICE") to each Dissenting Unitholder stating that:

         (i) Unitholders holding at least 90% of the Trust Units of all Unitholders, other than Offeror's Units, have accepted the Offer;

         (ii) the Offeror is bound to take up and pay for, or has taken up and paid for, the Trust Units of the Unitholders who accepted the Offer;

         (iii) Dissenting Unitholders must transfer their respective Trust Units to the Offeror on the terms on which the Offeror acquired the Trust Units of the Unitholders who accepted the Offer within 21 days after the date of the sending of the Offeror's Notice; and

         (iv) Dissenting Unitholders must send their respective Trust Unit Certificate(s) to the Trustee within 21 days after the date of the sending of the Offeror's Notice.

(d) A Dissenting Unitholder to whom an Offeror's Notice is sent pursuant to Subsection (c) shall, within 21 days after the sending of the
         Offeror's Notice, send to the Trustee his or her Trust Unit Certificate(s) to the Trustee, duly endorsed for transfer if a certificate representing the Trust Units has been issued, or send to the Trustee a duly executed instrument of transfer if a certificate representing the Trust Units has not been issued.

(e) Within 21 days after the Offeror sends an Offeror's Notice pursuant to Subsection (c), the Offeror shall pay or transfer to the Trustee, or to such other person as the Trustees may direct, the cash or other consideration that is payable to Dissenting Unitholders pursuant to Subsection (b).

(f) The Trustee, or the person directed by the Trustee, shall hold in trust for the Dissenting Unitholders the cash or other consideration it receives under Subsection (e). The Trustee, or such person, shall deposit cash in a separate account in a Canadian chartered bank, and shall place other consideration in the custody of a Canadian chartered bank or similar institution for safekeeping.

(g) Within 30 days after the date of the sending of an Offeror's Notice pursuant to Subsection (c), the Trustee, if the Offeror has complied with Subsection (e), shall:

         (i) do all acts and things and execute and cause to be executed all instruments as in the Trustee's opinion may be necessary or desirable to cause the transfer of the Trust Units of the Dissenting Unitholders to the Offeror;

         (ii) send to each Dissenting Unitholder who has complied with Subsection (d) the consideration to which such Dissenting Unitholder is entitled under this Section 11.11; and

         (iii) send to each Dissenting Unitholder who has not complied with Subsection (d) a notice stating that:

                  (A) his or her Trust Units have been transferred to the Offeror;

                  (B) the Trustee or some other person designated in such notice is holding in trust the consideration for such Trust Units; and

                  (C) the Trustee, or such other person, will send the consideration to such Dissenting Unitholder as soon as practicable after receiving such Dissenting Unitholder's Trust Unit Certificate(s) or such other documents as the Trustee, or such other person may require in lieu thereof;

         and the Trustee is hereby appointed the agent and attorney of the Dissenting Unitholders for the purposes of giving effect to the foregoing provisions.

(h) An Offeror cannot make an Offer for Trust Units unless, concurrent with the communication of the Offer to any Unitholder, a copy of the Offer is provided to the Trust.

                                   ARTICLE 12
                                  TERMINATION

12.1              TERMINATION DATE

                  Unless the Trust is terminated or extended earlier, the Trustee shall commence to wind up the affairs of the Trust on December 31, 2099.

12.2              TERMINATION BY SPECIAL RESOLUTION OF UNITHOLDERS

                  The Unitholders may vote by Special Resolution to terminate the Trust at any meeting of Unitholders duly called for that purpose, whereupon the Trustee shall commence to wind up the affairs of the Trust, provided that such a vote may only be held if requested in writing by the holders of not less than 20% of the outstanding Trust Units and a quorum of holders of not less than 50% of the outstanding Trust Units are present in person or represented by proxy at the meeting or any adjournment thereof at which the vote is taken.

12.3              PROCEDURE UPON TERMINATION

                  Forthwith upon being required to commence to wind up the affairs of the Trust, the Trustee shall give notice thereof to the Unitholders, which notice shall designate the time or times at which Unitholders may surrender their Trust Units for cancellation and the date at which the register of the Trust shall be closed.

12.4              POWERS OF THE TRUSTEE UPON TERMINATION

                  After the date on which the Trustee is required to commence to wind up the affairs of the Trust, the Trustee shall carry on no activities except for the purpose of winding up the affairs of the Trust as hereinafter provided and for these purposes, the Trustee shall continue to be vested with and may exercise all or any of the powers conferred upon the Trustee under this Indenture.

12.5              SALE OF INVESTMENTS

                  After the date referred to in Section 12.4, the Trustee shall proceed to wind up the affairs of the Trust as soon as may be reasonably practicable and for such purpose shall, subject to the terms of any agreements binding on or obligations of the Trust and the Trustee, sell and convert into money the Direct Royalties and other assets comprising the Trust Fund in one transaction or in a series of transactions at public or private sale and do all other acts appropriate to liquidate the Trust Fund, and shall in all respects act in accordance with the directions, if any, of the Unitholders in respect of a termination authorized under Section 12.2. Notwithstanding anything herein contained, in no event shall the Trust be wound up until any Direct Royalties shall have been disposed of.

12.6              DISTRIBUTION OF PROCEEDS

                  After paying, retiring or discharging or making provision for the payment, retirement or discharge of all known liabilities and obligations of the Trust and providing for indemnity against any other outstanding liabilities and obligations, the Trustee shall distribute the remaining part of the proceeds of the sale of the Direct Royalties and other assets together with any cash forming part of the Trust Fund among the Unitholders in accordance with their Pro Rata Share.

12.7              FURTHER NOTICE TO UNITHOLDERS

                  In the event that all of the Unitholders shall not surrender their Trust Units for cancellation within six (6) months after the time specified in the notice referred to in Section 12.3, such remaining Trust Units shall be deemed to be cancelled without prejudice to the rights of the holders of such Trust Units to receive their Pro Rata Share of the amounts referred to in Section 12.6 and the Trustee may either take appropriate steps, or appoint an agent to take appropriate steps, to contact such Unitholders (deducting all expenses thereby incurred from the amounts to which such Unitholders are entitled as aforesaid) or, in the discretion of the Trustee, may pay such amounts into court.

12.8              RESPONSIBILITY OF TRUSTEE AFTER SALE AND CONVERSION

                  The Trustee shall be under no obligation to invest the proceeds of any sale of the Direct Royalties or other assets or cash forming part of the Trust Fund after the date referred to in Section 12.4 and, after such sale, the sole obligation of the Trustee under this Indenture shall be to hold such proceeds in trust for distribution under Section 12.6.

                                   ARTICLE 13
                            SUPPLEMENTAL INDENTURES

13.1              PROVISION FOR SUPPLEMENTAL INDENTURES

                  From time to time the Trustee and the Corporation may, subject to the provisions hereof, and it shall, when so directed in accordance with the provisions hereof, execute and deliver by its proper officers, indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

(a)      giving effect to any amendment as provided in Article 9;

(b)      giving effect to any Special  Resolution passed as provided in Article
         10;

(c) making such provision not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, provided that such provisions are not, in the opinion of the Trustee, prejudicial to the interests of the Unitholders;

(d) making any modification in the form of Trust Certificates which does not materially affect the substance thereof; and

(e) for any other purpose not inconsistent with the terms of this Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors, mistakes or omissions herein, provided that in the opinion of the Trustee, the rights of the Trustee and the Unitholders are not prejudiced thereby;

provided that the Trustee may in its sole discretion decline to enter into any such supplemental indenture which in its opinion may not afford adequate protection to the Trustee when the same shall become operative.

                  Notwithstanding Section 10.5 and the foregoing, on or before the Date of Closing, the Trustee may execute and deliver such indentures or instruments supplemental hereto, which may add to or delete or amend, vary or change any of the provisions hereof, as the Corporation may direct in writing.

13.2              PROVISION FOR AMENDED AND RESTATED INDENTURE

                  Notwithstanding Section 13.1, following any amendments to this Indenture, the parties to the Indenture may enter into an amended and restated version of the Indenture which shall include and give effect to all amendments to the Indenture in effect at the applicable time.

                                   ARTICLE 14
                             NOTICES TO UNITHOLDERS

14.1              NOTICES

                  Any notice required to be given under this Indenture to the Unitholders shall be given by letter or circular sent through ordinary post addressed to each registered holder at his last address appearing on the register; provided that if there is a general discontinuance of postal service due to strike, lockout or otherwise, such notice may be given by publication twice in the National Edition of The Globe and Mail or The National Post or any other newspaper having national circulation in Canada; provided further that if there is no newspaper having national circulation, then by publishing twice in a newspaper in each city where the register or a branch transfer register is maintained. Any notice so given shall be deemed to have been given on the day following that on which the letter or circular was posted or, in the case of notice being given by publication, the day following the day of the second publication in the designated newspaper or newspapers. In proving notice was posted, it shall be sufficient to prove that such letter or circular was properly addressed, stamped and posted.

14.2              FAILURE TO GIVE NOTICE

                  The failure by the Trustee, by accident or omission or otherwise unintentionally, to give the Unitholders any notice provided for herein shall not affect the validity or effect of any action referred to in such notice, and the Trustee shall not be liable to any Unitholder for any such failure.

14.3              JOINT HOLDERS

                  Service of a notice or document on any one of several joint holders of Trust Units shall be deemed effective service on the other joint holders.

14.4              SERVICE OF NOTICE

                  Any notice or document sent by post to or left at the address of a Unitholder pursuant to this Article shall, notwithstanding the death or bankruptcy of such Unitholder, and whether or not the Trustee has notice of such death or bankruptcy, be deemed to have been fully served and such service shall be deemed sufficient service on all persons interested in the Trust Units concerned.

                                   ARTICLE 15
                                    AUDITORS

15.1              QUALIFICATION OF AUDITORS

                  The Auditors shall be an independent recognized firm of chartered accountants which has an office in Alberta.

15.2              APPOINTMENT OF AUDITORS

                  The Trustee hereby appoints Deloitte and Touche LLP, Chartered Accountants, as the auditors of the Trust, to hold such office until the first annual meeting of the Unitholders at such remuneration as may be approved by the Trustee from time to time. The Auditors will be selected at each annual meeting of Unitholders.

15.3              CHANGE OF AUDITORS

                  The Auditors may at any time be removed by the Trustee with the approval of the Unitholders by means of an Ordinary Resolution at a meeting of Unitholders duly called for that purpose and, upon the resignation or the removal of Auditors as aforesaid, new auditors may be appointed by the Trustee with the approval of the Unitholders by means of an Ordinary Resolution at a meeting duly called for the purpose. A vacancy created by the removal of the Auditors as aforesaid may be filled at the meeting of Unitholders at which the Auditors are removed or, if not so filled, may be filled under Section 15.4.

15.4              FILLING VACANCY

                  In the event that the Auditors resign as auditors of the Trust, the Trustee shall forthwith fill the vacancy with such new auditors as is approved by the members of the Board of Directors of the Corporation whom are independent of the Corporation, and such new auditors shall act as auditors of the Trust for the unexpired term of the predecessor auditors of the Trust.

15.5              REPORTS OF AUDITORS

                  The Auditors shall audit the accounts of the Trust at least once in each year and a report of the Auditors with respect to the annual financial statements of the Trust shall be provided to each Unitholder as set out in Section 16.3.

                                   ARTICLE 16
                   ACCOUNTS, RECORDS AND FINANCIAL STATEMENTS

16.1              RECORDS

                  The Trustee shall keep such books, records and accounts as are necessary and appropriate to document the Trust Fund and each transaction of the Trust. Without limiting the generality of the foregoing, the Trustee will, at its principal office in Calgary, Alberta, keep records of all transactions of the Trust, a list of the Direct Royalties and other assets of the Trust Fund from time to time and a copy of this Indenture.

16.2              QUARTERLY REPORTING TO UNITHOLDERS

                  Subject to compliance with all applicable laws, the Trustee will mail to each Unitholder within 60 days after March 31, June 30 and September 30 in each year, an unaudited quarterly financial statement of the Trust for the most recent calendar quarter. The Corporation will review any forecast provided in any Offering Document and, if necessary, will provide the Trustee with a quarterly update. The Trustee will mail any such update to Unitholders.

16.3              ANNUAL REPORTING TO UNITHOLDERS

                  Subject to compliance with all applicable laws, the Trustee will mail:

(a) to each Unitholder, within 140 days after the end of each year, the audited consolidated financial statements of the Trust for the most recently completed year together with the report of the Auditors thereon; and

(b) to each person who received a distribution from the Trust during a year, within 90 days after the end of such year, the tax reporting information relating to such year as prescribed by the Tax Act.

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                                       38


16.4              INFORMATION AVAILABLE TO UNITHOLDERS

(a) Each Unitholder shall have the right to obtain, on demand and on payment of reasonable reproduction costs, from the head office of the Trust, a copy of this Indenture and any indenture supplemental hereto or any Material Contract.

(b) Each Unitholder, upon payment of a reasonable fee and upon sending to the Trustee the affidavit referred to in paragraph (d) below, may upon application require the Trustee to furnish within 10 days from the receipt of the affidavit a list (the "BASIC LIST") made up to a date not more than 10 days before the date of receipt of the affidavit setting out the names of the Unitholders, the number of Trust Units owned by each Unitholder and the address of each Unitholder as shown on the records of the Trustee.

(c) A person requiring the Trustee to supply a basic list may, if he states in the affidavit referred to in paragraph (d) below that he requires supplemental lists, require the Trustee upon payment of a reasonable fee to furnish supplemental lists setting out any changes from the basic list in the names or addresses of the Unitholders and the number of Trust Units owned by each Unitholder for each business day following the date the basic list is made up to.

(d)      The affidavit referred to in paragraph (b) above shall state:

         (i)      the name and address of the applicant;

         (ii) the name and address for service of the body corporate if the applicant is a body corporate; and

         (iii) that the basic list and any supplemental lists will not be used except as permitted under paragraph (e) below.

(e) A list of Unitholders obtained under this Section shall not be used by any person except in connection with:

         (i)      an effort to influence the voting of Unitholders;

         (ii)     an offer to acquire Trust Units; or

         (iii)    any other matter relating to the affairs of the Trust.

16.5              INCOME TAX: OBLIGATION OF THE TRUSTEE

                  The Trustee shall discharge all obligations and responsibilities of the Trustee under the Tax Act or any similar provincial legislation, and neither the Trust nor the Trustee shall be accountable or liable to any Unitholder by reason of any act or acts of the Trustee consistent with any such obligations or responsibilities.

16.6              INCOME TAX: DESIGNATIONS

                  In the return of its income under Part I of the Tax Act for each year the Trust shall make such designations to Unitholders with respect to any amounts distributed or payable to Unitholders in the year including, without restricting the generality of the foregoing, designations pursuant to subsection 104(29) of the Tax Act and designations with respect to any taxable capital gains realized and distributed to Unitholders by the Trust in the year, as shall be permitted under the provisions of the Tax Act and as the Trustee in its sole discretion shall deem to be appropriate. In the first tax year, in filing a return of income for the Trust, the Trust shall elect that the Trust be deemed to be a mutual fund trust for the entire year.

16.7              INCOME TAX: DEDUCTIONS, ALLOWANCES AND CREDITS

                  The Corporation shall determine the tax deductions, allowances and credits to be claimed by the Trust in any year, and the Trustee shall claim such deductions, allowances and credits for the purposes of computing the income of the Trust and the amount payable by the Trust pursuant to the provisions of the Tax Act.

16.8              FISCAL YEAR

                  The fiscal year of the Trust shall end on December 31 of each year.

                                   ARTICLE 17
                                 MISCELLANEOUS

17.1              CONTINUED LISTING

                  The Trustee hereby appoints the Corporation as its agent and the Corporation hereby covenants to the Trustee and agrees that it shall, at the cost and expense of the Trust, take all steps and actions and do all things that may be required to obtain and maintain the listing and posting for trading of the Trust Units on the Toronto Stock Exchange and to maintain its status as a "reporting issuer" not in default of the securities legislation and regulations in each of the provinces of Canada as determined necessary by the Corporation or Counsel.

17.2              SUCCESSORS AND ASSIGNS

                  The provisions of this Indenture shall enure to the benefit of and be binding upon the parties and their successors and assigns.

17.3              COUNTERPARTS

                  This Indenture may be simultaneously executed in several counterparts, each of which so executed shall be deemed to be an original, and such counterparts, together, shall constitute but one and the same instrument, which shall be sufficiently evidenced by any such original counterparts.

17.4              SEVERABILITY

                  If any provision of this Indenture shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect or render invalid or unenforceable such provision in any other jurisdiction or any other provision of this Indenture in any jurisdiction.

17.5              DAY NOT A BUSINESS DAY

                  In the event that any day on or before which any amount is to be determined or any action is required to be taken hereunder is not a Business Day, then such amount shall be determined or such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

17.6              TIME OF THE ESSENCE

                  Time shall be of the essence in this Indenture.

17.7              GOVERNING LAW

                  This Indenture and the Trust Certificates shall be construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein and shall be treated in all respects as Alberta contracts. The parties hereby irrevocably submit to the jurisdiction of the Courts of the Province of Alberta.

17.8              NOTICES TO TRUSTEE AND THE CORPORATION

(a) Any notice to the Trustee under this Indenture shall be valid and effective if delivered or if given by registered letter, postage prepaid, addressed to the attention of Valiant Trust Company at 510, 550 - 6th Avenue S.W., Calgary, Alberta, T2P 0S2, Attention: Manager, Corporate Trust (Fax (403) 233-2857), or may be given by electronic or telecommunications device, and shall be deemed to have been given on the date of delivery or, if mailed, effective five days after deposit in the Canadian mail.

(b) Any notice to the Corporation under this Indenture shall be valid and effective if delivered or if given by registered letter, postage prepaid, addressed to the Corporation at Suite 2200, 205 - 5th Avenue S.W., Calgary, Alberta, T2P 2V7, Attention: President (Fax (403) 205-3845) may be given by electronic or telecommunications device, and shall be deemed to have been effectively given on the date of delivery or, if mailed, five days after deposit in the Canadian mail.

(c) The Corporation or the Trustee may from time to time notify the other in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation or the Trustee for all purposes of this Indenture.

(d) If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered at the appropriate address provided in this Section, by cable, telegram, electronic, telecommunications device or other means of prepaid, transmitted and recorded communication.

17.9              REFERENCES TO AGREEMENTS

                  Any reference herein to any agreement, contract or obligation shall refer to such agreement, contract or obligation as the same may be amended from time to time.

                                   ARTICLE 18
                           REDEMPTION OF TRUST UNITS

18.1              RIGHT OF REDEMPTION

                  Each Unitholder shall be entitled to require the Trust to redeem at any time or from time to time at the demand of the Unitholder all or any part of the Trust Units registered in the name of the Unitholder at the prices determined and payable in accordance with the conditions hereinafter provided.

18.2              EXERCISE OF REDEMPTION RIGHT

                  To exercise a Unitholder's right to require redemption under this Article 18, a duly completed and properly executed notice requiring the Trust to redeem Trust Units, in a form approved by the Trustee, shall be sent to the Trust at the head office of the Trust, together with, if applicable, the Trust Unit Certificate or Trust Unit Certificates representing the Trust Units to be redeemed. No form or manner of completion or execution shall be sufficient unless the same is in all respects satisfactory to the Corporation and is accompanied by any further evidence that the Corporation may reasonably require with respect to the identity, capacity or authority of the person giving such notice.

                  Upon receipt by the Trust of the notice to redeem Trust Units, the Unitholder shall thereafter cease to have any rights with respect to the Trust Units tendered for redemption (other than to receive the redemption payment therefor) including the right to receive any distributions thereon. Trust Units shall be considered to be tendered for redemption on the date that the Trust has, to the satisfaction of the Corporation, received the notice, Trust Unit Certificates, if applicable, and other required documents or evidence as aforesaid.

18.3              CALCULATION OF REDEMPTION PRICE BASED ON MARKET PRICE

                  Subject to Section 18.6, upon receipt by the Trust of the notice to redeem Trust Units in accordance with Section 18.2, the holder of the Trust Units tendered for redemption shall be entitled to receive a price per Trust Unit (hereinafter called the "MARKET REDEMPTION PRICE") equal to the lesser of:

(a) 90% of the market price of the Trust Units on the principal market on which the Trust Units are quoted for trading during the 10 day trading period commencing immediately after the date on which the Trust Units were tendered to the Trust for redemption; and

(b) the closing market price on the principal market on which the Trust Units are quoted for trading, on the date that the Trust Units were so tendered for redemption.

                  For the purposes of Subsection 18.3(a), the market price shall be an amount equal to the simple average of the closing price of the Trust Units for each of the trading days on which there was a closing price; provided that if the applicable exchange or market does not provide a closing price but only provides the highest and lowest prices of the Trust Units traded on a particular day, the market price shall be an amount equal to the simple average of the average of the highest and lowest prices for each of the trading days on which there was a trade; and provided further that if there was trading on the applicable exchange or market for fewer than 5 of the 10 trading days, the market price shall be the simple average of the following prices established for each of the 10 trading days; the average of the last bid and last ask prices for each day on which there was no trading; the closing price of the Trust Units for each day that there was trading if the exchange or market provides a closing price; and the average of the highest and lowest prices of the Trust Units for each day that there was trading, if the market provides only the highest and lowest prices of Trust Units traded on a particular day.

                  For the purposes of subsection 18.3(b), the closing market price shall be: an amount equal to the closing price of the Trust Units if there was a trade on the date; an amount equal to the average of the highest and lowest prices of Trust Units if there was trading and the exchange or other market provides only the highest and lowest prices of Trust Units traded on a particular day; and the average of the last bid and last ask prices if there was no trading on the date.

18.4              CASH PAYMENT OF MARKET REDEMPTION PRICE

                  Subject to Section 18.5, the Market Redemption Price, payable in respect of the Trust Units tendered for redemption during any calendar month shall be paid by cheque, drawn on a Canadian chartered bank or a trust company in lawful money of Canada, payable at par to or to the order of the Unitholder who exercised the right of redemption on the last day of the calendar month following the month in which the Trust Units were tendered for redemption. Payments made by the Trust of the Market Redemption Price are conclusively deemed to have been made upon the mailing of a cheque in a postage pre-paid envelope addressed to the former Unitholder unless such cheque is dishonoured upon presentment. Upon such payment, the Trust shall be discharged from all liability to the former Unitholder in respect of the Trust Units so redeemed.

18.5              LIMITATION REGARDING CASH PAYMENT OF MARKET REDEMPTION PRICE

                  Section 18.4 shall not be applicable to Trust Units tendered for redemption by a Unitholder if the total amount payable by the Trust pursuant to Section 18.4 in respect of such Trust Units and all other Trust Units tendered for redemption in the same calendar month exceeds $250,000;
provided that the Corporation may, in its sole discretion, waive such limitation in respect of any calendar month. If this limitation is not so waived for such calendar month, the Market Redemption Price payable in respect of the Trust Units tendered for redemption in such calendar month shall be paid on the last day of the calendar month following such month as follows:

(a) firstly, by the Trust distributing Notes, or such other series of promissory notes of the Corporation ("OTHER NOTES") as the Corporation may issue to the Trust in payment of the Notes, having an aggregate principal amount equal to the aggregate Market Redemption Price of the Trust Units tendered for redemption; and,

(b) secondly, to the extent that the Trust does not hold Notes and/or Other Notes having a sufficient principal amount outstanding to effect such payment, by the Trust issuing Redemption Notes to the Unitholders who exercise the right of redemption having an aggregate principal amount equal to any such shortfall, which Redemption Notes shall have terms and conditions substantially identical to those of the Notes and/or Other Notes.

                  Upon such distribution of Notes and/or Other Notes or issuance of Redemption Notes, the Trust shall be discharged from all liability to the former Unitholder in respect of the Trust Units so redeemed. For greater certainty, the Trust shall be entitled to all interest accrued and unpaid on the Notes and/or Other Notes so distributed to and including the date upon which such Notes and/or Other Notes are required to be distributed.

18.6              CALCULATION OF REDEMPTION PRICE IN CERTAIN OTHER CIRCUMSTANCES

                  Section 18.3 shall not be applicable to Trust Units tendered for redemption by a Unitholder, if:

(a) at the time the Trust Units are tendered for redemption, the outstanding Trust Units of the Trust are not listed for trading on the Toronto Stock Exchange or the TSX Venture Exchange and are not traded or quoted on any other stock exchange or market which the Corporation considers in its sole discretion, provides representative fair market value prices for the Trust Units; or

(b) the normal trading of the outstanding Trust Units of the Trust is suspended or halted on any stock exchange on which the Trust Units are listed for trading or, if not so listed, on any market on which the Trust Units are quoted for trading, on the date that such Trust Units tendered for redemption were tendered to the Trust for redemption or for more than five trading days during the 10 day trading period commencing immediately after the date on which such Trust Units tendered for redemption were tendered to the Trust for redemption;

and in either such case, such Unitholder shall, instead of the Market Redemption Price, be entitled to receive a price per Trust Unit (herein referred to as the "APPRAISED REDEMPTION PRICE") equal to 90% of the fair market value thereof as determined by the Corporation as at the date upon such Trust Units were tendered for redemption. The Appraised Redemption Price payable in respect of Trust Units tendered for redemption in any calendar month shall be paid on the last day of the third calendar month following the month in which such Trust Units were tendered for redemption, by at the option of the
Trust:

         (i) cash payment, in which case the provisions of Section 18.4 shall apply MUTATIS MUTANDIS; or

         (ii) in the manner provided for in Section 18.5, in which case the provisions of Section 18.5 shall apply MUTATIS MUTANDIS.

18.7              CANCELLATION OF REDEEMED TRUST UNITS

                  All Trust Units which are redeemed under this Article 18 shall be cancelled (as shall all certificates, if any, representing such Trust Units which are redeemed) and such Trust Units shall no longer be outstanding and shall not be reissued.

                  IN WITNESS WHEREOF each of the parties has caused these presents to be executed by its proper officers duly authorized on its behalf as of the 1st day of December, 2007.

                                      BAYTEX ENERGY LTD.


                                      By:
                                         ----------------------------------


                                      VALIANT TRUST COMPANY


                                      By:
                                         ----------------------------------


                                      By:
                                         ----------------------------------

                                    SCHEDULE

        To the annexed second amended and restated trust indenture dated as of December 1, 2007 and made between


                               BAYTEX ENERGY LTD.
                                      and
                             VALIANT TRUST COMPANY

                       (Form of Certificate for the Trust
                         Units in the English Language)

                                  TRUST UNITS

                              BAYTEX ENERGY TRUST

          (a trust created under the laws of the Province of Alberta)


No. _____


___________  Trust Units                         CUSIP ________________________



THIS CERTIFIES THAT

                  _____________________________________________      is     the
registered holder of _______________ fully paid Trust Units issued by BAYTEX ENERGY TRUST (the "TRUST") transferable only on the books of the Trust by the registered holder hereof in person or by attorney duly authorized upon surrender of this certificate properly endorsed.

                  The Trust Units represented by this certificate are issued upon the terms and subject to the conditions of a second amended and restated trust indenture (which indenture together with all other instruments supplemental  or  ancillary  thereto  is  herein  referred  to  as  the  "TRUST
INDENTURE") dated as of December 1, 2007 and made between Baytex Energy Ltd. (the "CORPORATION"), as settlor, and Valiant Trust Company (the "TRUSTEE"), as amended and restated from time to time, which Trust Indenture is binding upon all holders of Trust Units and, by acceptance of this certificate, the holder assents to the terms and conditions of the Trust Indenture. Terms defined in the Trust Indenture have the same meaning when used herein.

                  A copy of the Trust Indenture pursuant to which this certificate and the Trust Units represented hereby are issued may be obtained by any Unitholder on demand and on payment of reasonable reproduction costs from the head office of the Trust.

                  This certificate may only be transferred, upon compliance with the conditions prescribed in the Trust Indenture, on the register to be kept at the office of the transfer agent in the City of Calgary and the City of Toronto, as applicable, and at such other place or places, if any, as the Trustee may designate, by the registered holder thereof or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, and upon compliance with such reasonable requirements as the Trustee may prescribe.

                  The Trust Indenture contains provisions for the holding of meetings of Unitholders and rendering resolutions passed at such meetings binding upon all Unitholders.

                  At no time may non-residents of Canada (within the meaning of the Tax Act) be the beneficial owners of more than 49 percent of the Trust Units then outstanding. The Trustee or Transfer Agent may require declarations as to the jurisdictions in which beneficial owners of Trust Units are resident. If the Transfer Agent or the Corporation becomes aware that the beneficial owners of 49 percent or more of the Trust Units then outstanding are, or may be, non-residents or that such a situation is imminent, the Transfer Agent or the Corporation (as applicable) will advise the Trustee and the Trustee may, or upon receiving a direction from the Trustee the Transfer Agent may, make a public announcement thereof and neither the Trustee nor the Transfer Agent shall accept a subscription for Trust Units from or issue or register a transfer of Trust Units to a person unless the person provides a declaration, in form and content satisfactory to the Trustee or the Transfer Agent, that the person is not a non-resident of Canada. If, notwithstanding the foregoing, the Trustee or Transfer Agent determines that 49 percent or more of the Trust Units are held by non-residents, the Trustee may, or the Transfer Agent may upon receiving a direction from the Trustee and suitable indemnity from the Trust, send a notice to non-resident holders of Trust Units, as applicable, chosen in inverse order to the order of acquisition or registration or in such other manner as the Trustee or Transfer Agent (as the case may be) may consider equitable and practicable, requiring such non-resident holders to sell their Trust Units or a specified portion thereof within a specified period of not less than 60 days. If the Unitholders receiving such notice have not sold the specified number of Trust Units or provided the Trustee with satisfactory evidence that they are not non-residents of Canada within such period, the Trustee (or the Transfer Agent on the direction of the Trustee) may on behalf of such Unitholders sell such Trust Units and, in the interim, shall suspend the voting and distribution rights attached to such Trust Units. Upon such sale the Unitholders thereby affected shall cease to be holders of Trust Units and their rights shall be limited to receiving the net proceeds of sale of such Trust Units. No liability shall accrue to the Trust or the Trustee if the Trust Units of non-resident Unitholders are sold at a loss to such Unitholder. Notwithstanding the foregoing, the Trustee, upon direction of the Corporation, may take such action as is deemed necessary to ensure compliance with the Tax Act.

                  The Trust Indenture provides that no Unitholder shall incur or be subject to any liability in connection with the Trust Fund or the obligations or the affairs of the Trust or with respect to any act performed by the Trustee or by any other person pursuant to the Trust Indenture.

                  The Trust Indenture provides that Trust Units shall be issued only when fully paid and the Unitholders shall not thereafter be required to make any further contribution to the Trust with respect to such Trust Units.

                  This certificate shall not be valid for any purpose until it shall have been countersigned and registered by the transfer agent of the Trust.

                  IN  WITNESS   WHEREOF   the   Corporation   has  caused  this
certificate to be signed by its duly authorized officers.

DATED ___________                     BAYTEX ENERGY TRUST,
                                      by its attorney,
                                      Baytex Energy Ltd.


                                      By:
                                         ----------------------------------
                                         Authorized Officer


                                      By:
                                         ----------------------------------
                                         Authorized Officer

                                      Countersigned and Registered
                                      VALIANT TRUST COMPANY
                                      Transfer Agent and Registrar of the Trust


                                      By:
                                         ----------------------------------
                                         Authorized Officer

TRANSFER FORM
-------------

FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto

_______________________________________________________________________________
(please print or typewrite name and address of assignee)

__________ Trust Units of BAYTEX ENERGY TRUST represented by this certificate and hereby irrevocable constitutes and appoints ____________________ Attorney to transfer the said Trust Units on the registers of the Trust for the said purpose, with full power of substitution in the premises.

Dated _____________________________       _____________________________________
                                          (SIGNATURE OF TRANSFEROR)

___________________________________
The  signature  of  the  registered
holder of the within certificate to
the  foregoing  assignment  must be
guaranteed by a chartered  bank, by
a trust company or a member firm of
the  Toronto  Stock  Exchange,  the
Montreal Exchange,  the TSX Venture
Exchange,   a  national  securities
exchange in the United Sates or the
National  Association of Securities
Dealers,  Inc.  who are  members of
the Securities Transfer Association
Medallion Program.